     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 22, 2000



                                               SECURITIES ACT FILE NO. 333-95885

                                        INVESTMENT COMPANY ACT FILE NO. 811-6581
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM N-14
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------


[X]   PRE-EFFECTIVE AMENDMENT NO. 1        [ ]   POST-EFFECTIVE AMENDMENT NO.


                        (CHECK APPROPRIATE BOX OR BOXES)

                            ------------------------

                        MERRILL LYNCH DRAGON FUND, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                            ------------------------

                                 (609) 282-2800


                        (AREA CODE AND TELEPHONE NUMBER)

                            ------------------------


                             800 SCUDDERS MILL ROAD



                          PLAINSBORO, NEW JERSEY 08536


                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:


                     NUMBER, STREET, CITY, STATE, ZIP CODE)

                            ------------------------


                                 TERRY K. GLENN


                        MERRILL LYNCH DRAGON FUND, INC.


              800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY 08536


        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011


                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                            ------------------------

                                   COPIES TO:


FRANK P. BRUNO, ESQ.                                MICHAEL J. HENNEWINKEL, ESQ.
  BROWN & WOOD LLP                                  MERRILL LYNCH ASSET MANAGEMENT
  One World Trade Center                            800 Scudders Mill Road
  New York, NY 10048-0557                           Plainsboro, NJ 08536


                            ------------------------

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.
                            ------------------------

     TITLE OF SECURITIES BEING REGISTERED.  COMMON STOCK, PAR VALUE $.10 PER
SHARE.

     No filing fee is required because of reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    MERRILL LYNCH EMERGING TIGERS FUND, INC.

                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                            ------------------------

                          TO BE HELD ON APRIL 26, 2000

TO THE STOCKHOLDERS OF
     MERRILL LYNCH EMERGING TIGERS FUND, INC.:


     NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the "Meeting") of Merrill Lynch Emerging Tigers Fund, Inc. ("Emerging Tigers Fund") will be held at the offices of Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey on Wednesday, April 26, 2000 at 11:45 a.m., New York time, for the following purposes:


          (1) To approve or disapprove an Agreement and Plan of Reorganization (the "Agreement and Plan of Reorganization") providing for the acquisition of substantially all of the assets of Emerging Tigers Fund by Merrill Lynch Dragon Fund, Inc. ("Dragon Fund"), and the assumption of substantially all of the liabilities of Emerging Tigers Fund by Dragon Fund, in exchange solely for an equal aggregate value of newly-issued shares of Dragon Fund. The Agreement and Plan of Reorganization also provides for distribution of such shares of Dragon Fund to stockholders of Emerging Tigers Fund in liquidation of Emerging Tigers Fund. A vote in favor of this proposal will constitute a vote in favor of the liquidation and dissolution of Emerging Tigers Fund and the termination of its registration under the Investment Company Act of 1940, as amended; and

          (2) To transact such other business as properly may come before the Meeting or any adjournment thereof.

     The Board of Directors of Emerging Tigers Fund has fixed the close of business on March 15, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

     A complete list of the stockholders of Emerging Tigers Fund entitled to vote at the Meeting will be available and open to the examination of any stockholders of Emerging Tigers Fund for any purpose germane to the Meeting during ordinary business hours from and after April 12, 2000 at the offices of Emerging Tigers Fund, 800 Scudders Mill Road, Plainsboro, New Jersey.

     You are cordially invited to attend the Meeting. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Directors of Emerging Tigers Fund.

                                          By Order of the Board of Directors,

                                          PHILLIP S. GILLESPIE
                                          Secretary

Plainsboro, New Jersey

Dated: March 22, 2000

                    MERRILL LYNCH EMERGING TIGERS FUND, INC.
                        MERRILL LYNCH DRAGON FUND, INC.
                P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                                 (609) 282-2800

                            ------------------------

                       SPECIAL MEETING OF STOCKHOLDERS OF
                    MERRILL LYNCH EMERGING TIGERS FUND, INC.


     This Proxy Statement and Prospectus is being sent to you because you are a stockholder of Merrill Lynch Emerging Tigers Fund, Inc. ("Emerging Tigers Fund"), a Maryland corporation. Emerging Tigers Fund has called a Special Meeting of its stockholders to approve the acquisition of its assets and assumption of its liabilities by Merrill Lynch Dragon Fund, Inc. ("Dragon Fund") in exchange for shares of Dragon Fund. After the completion of these transactions, Emerging Tigers Fund will terminate its registration under the Investment Company Act of 1940, as amended, and will dissolve in accordance with the laws of the State of Maryland.



     The Funds are non-diversified, open-end investment management companies with substantially similar investment objectives. Dragon Fund's investment objective is to seek long term capital appreciation by investing primarily in equity and debt securities of issuers domiciled in developing countries located in Asia and the Pacific Basin. The investment objective of Emerging Tigers Fund is to seek long term capital appreciation by investing primarily in equity securities of corporations in designated emerging market countries located in Asia and the Pacific Basin.



     The current prospectus relating to Dragon Fund, dated March 22, 2000 (the "Dragon Fund Prospectus"), accompanies this Proxy Statement and Prospectus and is incorporated herein by reference. The Annual Report to Shareholders of Dragon Fund, as of December 31, 1999, also accompanies this Proxy Statement and Prospectus.


                            ------------------------


     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                            ------------------------


     This Proxy Statement and Prospectus sets forth concisely the information about Dragon Fund that a stockholder of Emerging Tigers Fund should know before considering this reorganization transaction and should be retained for future reference. Emerging Tigers Fund has authorized the solicitation of proxies in connection with this reorganization transaction solely on the basis of this Proxy Statement and Prospectus and the accompanying documents.



     A statement of additional information relating to this reorganization transaction (the "Statement of Additional Information") has been filed with the Commission in conjunction with this Proxy Statement and Prospectus. It is available from Dragon Fund without charge, upon oral request by calling 1-800-456-4587, ext. 123 or upon written request by writing Dragon Fund at its principal executive offices. The Statement of Additional Information, dated March 22, 2000 is incorporated by reference into this Proxy Statement and Prospectus. The Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, other material incorporated herein by reference and other information regarding the Funds.


     The address of the principal executive offices of both Emerging Tigers Fund and Dragon Fund is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and the telephone number is (609) 282-2800.

                            ------------------------


       THE DATE OF THIS PROXY STATEMENT AND PROSPECTUS IS MARCH 22, 2000.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
INTRODUCTION................................................    4
SUMMARY.....................................................    4
  The Reorganization........................................    4
  Pro Forma Fee Tables......................................    5
RISK FACTORS AND SPECIAL CONSIDERATIONS.....................   12
COMPARISON OF THE FUNDS.....................................   18
  Financial Highlights......................................   18
  Investment Objectives and Policies........................   22
  Other Investment Policies and Practices...................   25
  Information Regarding Options, Futures and Foreign
     Exchange Transactions..................................   27
  Investment Restrictions...................................   27
  Management................................................   27
  Purchase of Shares........................................   29
  Redemption of Shares......................................   29
  Performance...............................................   29
  Stockholder Rights........................................   30
  Dividends.................................................   30
  Automatic Dividend Reinvestment Plan......................   30
  Tax Information...........................................   30
  Portfolio Transactions....................................   30
  Portfolio Turnover........................................   31
  Additional Information....................................   31
THE REORGANIZATION..........................................   32
  General...................................................   32
  Procedure.................................................   32
  Terms of the Agreement and Plan...........................   32
  Potential Benefits to Stockholders as a Result of the
     Reorganization.........................................   33
  Tax Consequences of the Reorganization....................   34
  Capitalization............................................   35
INFORMATION CONCERNING THE SPECIAL MEETING..................   36
  Date, Time and Place of Meeting...........................   36
  Solicitation, Revocation and Use of Proxies...............   36
  Record Date and Outstanding Shares........................   36
  Security Ownership of Certain Beneficial Owners and
     Management of Emerging Tigers Fund and Dragon Fund.....   36
  Voting Rights and Required Vote...........................   37
ADDITIONAL INFORMATION......................................   37
LEGAL PROCEEDINGS...........................................   38
LEGAL OPINIONS..............................................   38
EXPERTS.....................................................   38
STOCKHOLDER PROPOSALS.......................................   38
EXHIBIT I -- AGREEMENT AND PLAN OF REORGANIZATION...........  I-1

                                  INTRODUCTION


     This Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Emerging Tigers Fund for use at a special meeting of stockholders of Emerging Tigers Fund (the "Meeting") to be held at the offices of Fund Asset Management, L.P. ("FAM"), 800 Scudders Mill Road, Plainsboro, New Jersey on April 26, 2000, at 11:45 a.m., Eastern time. The mailing address for Emerging Tigers Fund is P.O. Box 9011, Princeton, New Jersey 08543-9011. The approximate mailing date of this Proxy Statement and Prospectus is March 24, 2000.



     Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of Emerging Tigers Fund at the address indicated above or by voting in person at the Meeting. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed proxies will be voted "FOR" the proposal to approve the Agreement and Plan of Reorganization between Emerging Tigers Fund and Dragon Fund (the "Agreement and Plan").



     Stockholders of Emerging Tigers Fund will be entitled to receive the same class of shares of Dragon Fund (i.e., Class A, Class B, Class C or Class D) (the "Corresponding Shares") as they held in Emerging Tigers Fund immediately prior to the Reorganization. The same distribution fees, account maintenance fees and sales charges (including contingent deferred sales charges ("CDSCs")), if any, shall apply to the Corresponding Shares as applied to shares of Emerging Tigers Fund immediately prior to the Reorganization. The aggregate net asset value of the Corresponding Shares of Dragon Fund to be issued to the stockholders of Emerging Tigers Fund will equal the aggregate net asset value of the outstanding shares of Emerging Tigers Fund as set forth in the Agreement and Plan. Emerging Tigers Fund and Dragon Fund sometimes are referred to herein collectively as the "Funds" and individually as a "Fund," as the context requires. The fund resulting from the Reorganization is sometimes referred to herein as the "Combined Fund."


     Approval of the Agreement and Plan will require the affirmative vote of Emerging Tigers Fund stockholders representing a majority of the total number of votes entitled to be cast thereon. Stockholders will vote as a single class on the proposal to approve the Agreement and Plan. See "Information Concerning the Special Meeting."

     The Board of Directors of Emerging Tigers Fund knows of no business other than that discussed above which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.


     This Proxy Statement and Prospectus serves as a prospectus of Dragon Fund under the Securities Act of 1933, as amended (the "Securities Act"), in connection with the issuance of shares of Dragon Fund to Emerging Tigers Fund pursuant to the terms of the Reorganization.


                                    SUMMARY

     The following is a summary of certain information contained elsewhere in this Proxy Statement and Prospectus (including documents incorporated herein by reference) and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement and Prospectus and in the Agreement and Plan, attached hereto as Exhibit I.

     In this Proxy Statement and Prospectus, the term "Reorganization" refers collectively to (i) the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of Emerging Tigers Fund by Dragon Fund in exchange for the Corresponding Shares and the subsequent distribution of Corresponding Shares of Dragon Fund to the stockholders of Emerging Tigers Fund; and (ii) the subsequent deregistration and dissolution of Emerging Tigers Fund.

THE REORGANIZATION

     At a meeting of the Board of Directors of Emerging Tigers Fund held on January 20, 2000, the Board of Directors of Emerging Tigers Fund approved a proposal that Dragon Fund acquire substantially all of the assets, and assume substantially all of the liabilities, of Emerging Tigers Fund in exchange solely for shares of Dragon Fund to be distributed to the stockholders of Emerging Tigers Fund.

     Based upon their evaluation of all relevant information, the Directors of Emerging Tigers Fund have determined that the Reorganization will potentially benefit the stockholders of Emerging Tigers Fund. Specifically, after the Reorganization, Emerging Tigers Fund stockholders will remain invested in an open-end fund that has a substantially identical investment objective to that of Emerging Tigers Fund and that pays, on a pro forma basis, an advisory fee to Merrill Lynch Asset Management, L.P. ("MLAM"), the investment adviser to Dragon Fund and an affiliate of FAM, at the same effective annual rate as that currently paid by Emerging Tigers Fund to FAM. Since the net assets of Dragon Fund as of February 29, 2000 were approximately $424.4 million and will increase by approximately $56.4 million (the net assets of Emerging Tigers Fund as of February 29, 2000) as a result of the Reorganization, Emerging Tigers Fund stockholders are likely to experience certain benefits, including, without limitation, lower expenses per share, economies of scale and greater flexibility in portfolio management. See "The Reorganization -- Potential Benefits to Stockholders as a Result of the Reorganization."



     The Board of Directors of Emerging Tigers Fund, including all of the Directors who are not "interested persons," as defined in the Investment Company Act, has determined that the Reorganization is in the best interests of Emerging Tigers Fund and that the interests of existing Emerging Tigers Fund stockholders will not be diluted as a result of effecting the Reorganization.


     If all of the requisite approvals are obtained, it is anticipated that the Reorganization will occur as soon as practicable after such approval, provided that Emerging Tigers Fund and Dragon Fund have obtained prior to that time either (a) a favorable private letter ruling from the Internal Revenue Service (the "IRS") or (b) an opinion of counsel concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan. The Agreement and Plan may be terminated, and the Reorganization abandoned, whether before or after approval by the stockholders of Emerging Tigers Fund, at any time prior to the Exchange Date (as defined below), (i) by mutual consent of the Boards of Directors of Emerging Tigers Fund and Dragon Fund; (ii) by the Board of Directors of Emerging Tigers Fund if any condition to Emerging Tigers Fund's obligations has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of Dragon Fund if any condition to Dragon Fund's obligations has not been fulfilled or waived by such Board.

PRO FORMA FEE TABLES


     The tables below provide information about the fees and expenses attributable to shares of each Fund and, assuming the Reorganization takes place, the fees and expenses attributable to the Combined Fund.


  PRO FORMA FEE TABLE FOR CLASS A AND CLASS B STOCKHOLDERS OF EMERGING TIGERS
                               FUND, DRAGON FUND

           AND THE COMBINED FUND* AS OF NOVEMBER 30, 1999 (UNAUDITED)



                                                                CLASS A SHARES                      CLASS B SHARES(b)
                                                      ----------------------------------    ---------------------------------
                                                              ACTUAL                               ACTUAL
                                                      ----------------------                ---------------------
                                                       EMERGING       DRAGON    COMBINED     EMERGING      DRAGON    COMBINED
                                                      TIGERS FUND      FUND      FUND*      TIGERS FUND     FUND      FUND*
                                                      -----------     ------    --------    -----------    ------    --------
STOCKHOLDER FEES (FEES PAID DIRECTLY FROM A
  STOCKHOLDER'S INVESTMENT)(a):
  Maximum Sales Charge (Load) imposed on purchases       5.25%(c)      5.25%(c)   5.25%(c)     None         None       None
    (as a percentage of offering price).............
  Maximum Deferred Sales Charge (Load) (as a             None(d)       None(d)    None(d)   4.0%(c)        4.0%(c)   4.0%(c)
    percentage of original purchase price or
    redemption proceeds, whichever is lower)........
  Maximum Sales Charge (Load) Imposed on Dividend        None          None       None         None         None       None
    Reinvestments...................................
  Redemption Fee....................................     None          None       None         None         None       None
  Exchange Fee......................................     None          None       None         None         None       None
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
  DEDUCTED FROM FUND ASSETS):
  Investment Advisory Fees..........................     1.00%         1.00%      1.00%        1.00%        1.00%      1.00%
  Distribution and/or Service (12b-1) Fees(e).......     None          None       None         1.00%        1.00%      1.00%
  Other Expenses (including transfer agent
    fees)(f)........................................     1.26%         0.46%      0.44%        1.26%        0.46%      0.44%
                                                         ----          ----       ----         ----         ----       ----
Total Annual Fund Operating Expenses................     2.26%         1.46%      1.44%        3.26%        2.46%      2.44%
                                                         ====          ====       ====         ====         ====       ====


---------------
Footnotes on next page.

  PRO FORMA FEE TABLE FOR CLASS C AND CLASS D STOCKHOLDERS OF EMERGING TIGERS
                                     FUND,

     DRAGON FUND AND THE COMBINED FUND* AS OF NOVEMBER 30, 1999 (UNAUDITED)



                                                                  CLASS C SHARES                    CLASS D SHARES
                                                          -------------------------------   -------------------------------
                                                                 ACTUAL                            ACTUAL
                                                          --------------------              --------------------
                                                           EMERGING     DRAGON   COMBINED    EMERGING     DRAGON   COMBINED
                                                          TIGERS FUND    FUND     FUND*     TIGERS FUND    FUND     FUND*
                                                          -----------   ------   --------   -----------   ------   --------
STOCKHOLDER FEES (FEES PAID DIRECTLY FROM A
  STOCKHOLDER'S INVESTMENT)(a):
  Maximum Sales Charge (Load) imposed on purchases (as a     None        None      None        5.25%(c)    5.25%(c)   5.25%(c)
    percentage of offering price).......................
  Maximum Deferred Sales Charge (Load) (as a percentage   1.0%(c)       1.0%(c)  1.0%(c)       None(d)     None(d)   None(d)
    of original purchase price or redemption proceeds,
    whichever is lower).................................
  Maximum Sales Charge (Load) Imposed on Dividend            None        None      None        None        None      None
    Reinvestments.......................................
  Redemption Fee........................................     None        None      None        None        None      None
  Exchange Fee..........................................     None        None      None        None        None      None
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
  DEDUCTED FROM FUND ASSETS):
  Investment Advisory Fees..............................     1.00%       1.00%     1.00%       1.00%       1.00%     1.00%
  Distribution and/or Service(12b-1) Fees(e)............     1.00%       1.00%     1.00%       0.25%       0.25%     0.25%
  Other Expenses (including transfer agency fees)(f)....     1.26%       0.46%     0.44%       1.26%       0.46%     0.44%
                                                             ----        ----      ----        ----        ----      ----
Total Annual Fund Operating Expenses....................     3.26%       2.46%     2.44%       2.51%       1.71%     1.69%
                                                             ====        ====      ====        ====        ====      ====


---------------

 * The expenses for the Combined Fund represent the estimated annualized expenses as of November 30, 1999 assuming Dragon Fund had acquired the assets and assumed the liabilities of Emerging Tigers Fund on that date.


(a) In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") may charge clients a processing fee (currently $5.35) when a client buys or sells shares.

(b) Class B shares automatically convert to Class D shares about eight years after initial purchase. After such conversion, such shares will no longer be subject to distribution fees.

(c)  Some investors may qualify for reductions in the sales charge (load).

(d) A stockholder may pay a deferred sales charge if such stockholder purchases $1 million or more and redeems within one year.

(e) The Funds call the "Service Fee" an "Account Maintenance Fee." Account Maintenance Fee is the term used in the Prospectuses of the Funds and all other Fund materials. If a stockholder holds Class B or Class C shares for a long time, it may cost that stockholder more in distribution (12b-1) fees than the maximum sales charge that such stockholder would have paid if he or she had bought one of the other classes.


(f) The Funds pay the Transfer Agent $11.00 for each Class A and Class D stockholder account and $14.00 for each Class B and Class C stockholder account and reimburse the Transfer Agent's out-of-pocket expenses. The Funds pay a 0.10% fee for certain accounts that participate in the Merrill Lynch Mutual Fund Adviser program. The Funds also pay a $0.20 monthly closed account charge, which is assessed upon all accounts that close during the year. This fee begins the month following the month the account is closed and ends at the end of the calendar year. Each Adviser provides accounting services to its Fund at cost. For the fiscal year ended December 31, 1999, Dragon Fund reimbursed MLAM $79,377 for these accounting services; for the fiscal year ended November 30, 1999, Emerging Tigers Fund reimbursed FAM $88,617 for these accounting services.

EXAMPLES:

     These examples assume that you invest $10,000 in the relevant Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that each Fund's operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                    EXPENSES IF YOU DID REDEEM YOUR SHARES:

                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              ------    -------    -------    --------
CLASS A
  Emerging Tigers Fund......................................   $742     $1,194     $1,671      $2,984
  Dragon Fund...............................................    666        962      1,281       2,180
  Combined Fund**...........................................    664        957      1,271       2,159
CLASS B
  Emerging Tigers Fund......................................   $729     $1,204     $1,702      $3,387*
  Dragon Fund...............................................    649        967      1,311       2,611*
  Combined Fund**...........................................    647        961      1,301       2,591*
CLASS C
  Emerging Tigers Fund......................................   $429     $1,004     $1,702      $3,558
  Dragon Fund...............................................    349        767      1,311       2,796
  Combined Fund**...........................................    347        761      1,301       2,776
CLASS D
  Emerging Tigers Fund......................................   $766     $1,265     $1,790      $3,221
  Dragon Fund...............................................    690      1,036      1,404       2,438
  Combined Fund**...........................................    688      1,030      1,395       2,418

                  EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              ------    -------    -------    --------
CLASS A
  Emerging Tigers Fund......................................   $742     $1,194     $1,671      $2,984
  Dragon Fund...............................................    666        962      1,281       2,180
  Combined Fund**...........................................    664        957      1,271       2,159
CLASS B
  Emerging Tigers Fund......................................   $329     $1,004     $1,702      $3,387*
  Dragon Fund...............................................    249        767      1,311       2,611*
  Combined Fund**...........................................    247        761      1,301       2,591*
CLASS C
  Emerging Tigers Fund......................................   $329     $1,004     $1,702      $3,558
  Dragon Fund...............................................    249        767      1,311       2,796
  Combined Fund**...........................................    247        761      1,301       2,776
CLASS D
  Emerging Tigers Fund......................................   $766     $1,265     $1,790      $3,221
  Dragon Fund...............................................    690      1,036      1,404       2,438
  Combined Fund**...........................................    688      1,030      1,395       2,418

---------------
 * Assumes conversion to Class D shares approximately eight years after purchase. See note (b) to the Pro Forma Fee Tables on page 6.

** Assuming the Reorganization took place on November 30, 1999.

     The preceding Pro Forma Fee Tables are intended to assist investors in understanding the costs and expenses that a stockholder of Emerging Tigers Fund or Dragon Fund bears directly or indirectly as compared to the costs and expenses that would be borne by such investors taking into account the Reorganization. The Examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLES. See "Comparison of the Funds -- Management,"
"-- Purchase of Shares" and "-- Redemption of Shares" and "Summary," "The Reorganization -- Potential Benefits to Stockholders as a Result of the Reorganization."


DRAGON FUND................Dragon Fund was incorporated under the laws of the
                           State of Maryland on February 13, 1992 and commenced operations on May 29, 1992. Dragon Fund is a non-diversified, open-end management investment company.



                           As of February 29, 2000, Dragon Fund had net assets of $424,392,898.



EMERGING TIGERS FUND.......Emerging Tigers Fund was incorporated under the laws of the State of Maryland on December 23, 1993 as a closed-end investment company. It commenced operations as a closed-end investment company on March 4, 1994. Emerging Tigers Fund subsequently converted to an open-end management investment company. It commenced operations as a non-diversified, open-end investment company on June 10, 1996.



                           As of February 29, 2000, Emerging Tigers Fund had net assets of $56,391,013.


COMPARISON OF THE FUNDS....Investment Objectives.  The investment objectives of
                           Dragon Fund and Emerging Tigers Fund are substantially similar. Dragon Fund's investment objective is to seek long term capital appreciation by investing primarily in equity and debt securities of issuers domiciled in developing countries located in Asia and the Pacific Basin. The investment objective of Emerging Tigers Fund is to seek long term capital appreciation by investing primarily in equity securities of corporations in designated emerging market countries located in Asia and the Pacific Basin.


                           Investment Policies. Under normal market conditions, each Fund will invest at least 65% of its assets in the securities of issuers located in certain countries in the Asia-Pacific region. Dragon Fund may invest in all countries in the Asia-Pacific region other than Japan, Australia and New Zealand while Emerging Tigers Fund may invest in all countries in the Asia-Pacific region other than Taiwan, Hong Kong, Japan, Australia and New Zealand. Normally, a majority of Dragon Fund's assets will be invested in the common stock of companies located in China, South Korea, Singapore, Taiwan, Hong Kong, Malaysia, Sri Lanka, Indonesia, The Philippines, India, Pakistan, Turkey and Brunei. A majority of Emerging Tigers Fund's assets normally will be invested in common stocks and convertible securities of companies located in these same countries except that Emerging Tigers Fund will also invest in Thailand but not in South Korea, Taiwan, Hong Kong, Turkey or Brunei.



                           Dragon Fund may be considered to employ a combination "growth" and "value" approach to investing while Emerging Tigers Fund may be considered to employ a "value" style of investing. Dragon Fund's investment strategy is to search for stocks that, in MLAM's opinion, have strong earnings growth and high growth potential. The investment strategy of Emerging Tigers Fund is to search for stocks that, in the opinion of FAM, are worth more than they are trading for.



                           The Funds may invest different percentages of their respective total assets in debt securities. Dragon Fund may invest in debt securities of issuers located in the Asia-Pacific region without limitation while Emerging Tigers Fund may only invest up to

                           35% of its total assets in such debt securities. Each Fund may invest in convertible securities, investment grade corporate debt securities, "junk" bonds and sovereign debt securities. Dragon Fund may invest only up to 5% of its total assets in sovereign debt securities that are in default while Emerging Tigers Fund may invest up to 35% of its total assets in debt securities issued by companies or governments that are either subject to bankruptcy proceedings, in default or at risk of being in default ("distressed securities").




                           Each Fund also may use derivatives to increase its return or to hedge its portfolio against currency risk, interest rate risk and other types of risk.

                           Under certain market conditions, each Fund may invest its assets in short term securities or cash as a temporary defensive measure.

                           Each Fund is a non-diversified fund which means that each Fund may invest more than 5% of its assets in the securities of a single issuer. As a result, each Fund may invest more of its respective assets in fewer issuers than if it were a diversified fund.

                           Dragon Fund may borrow up to 33 1/3% and Emerging Tigers Fund may borrow up to 20% of their respective total assets taken at market value as a temporary measure for extraordinary or emergency purposes including to meet redemptions or to settle securities transactions.

                           Each Fund may lend securities up to 33 1/3% of its total assets to financial institutions which provide securities issued or guaranteed by the U.S. government as collateral.


                           Advisory Fees. The investment adviser for Dragon Fund is MLAM. The investment adviser for Emerging Tigers Fund is FAM. MLAM and FAM sometimes are referred to herein collectively as the "Advisers" and individually as an "Adviser," as the context requires. Each Adviser is responsible for the management of its Fund's investment portfolio and for providing administrative services to its Fund.



                           Pursuant to a management agreement between Dragon Fund and MLAM, Dragon Fund pays MLAM a monthly fee at the annual rate of 1.00% of the average daily net assets of Dragon Fund. Pursuant to a management agreement between Emerging Tigers Fund and FAM, Emerging Tigers Fund pays FAM a monthly fee at the annual rate of 1.00% of the average daily net assets of Emerging Tigers Fund. After the Reorganization, the advisory fee paid by the Combined Fund would be at Dragon Fund's rate. See "Summary -- Pro Forma Fee Tables" and "Comparison of the Funds -- Management."



                           Kara W. Y. Tan Bhala serves as portfolio manager for both Funds. Ms. Tan Bhala has served as portfolio manager of Dragon Fund since July 10, 1992. Ms. Tan Bhala has served as portfolio manager of Emerging Tigers Fund since its inception on March 4, 1994.


                           MLAM and FAM have retained Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") as sub-adviser to Dragon Fund and Emerging Tigers Fund, respectively. Pursuant to a sub-advisory agreement between MLAM and MLAM U.K. with respect to Dragon Fund, MLAM pays MLAM U.K. a fee for providing investment advisory services to MLAM with respect to Dragon Fund in an amount to be determined from time to time by MLAM and MLAM U.K. but in no event in excess of the amount MLAM actually receives for providing services to Dragon Fund pursuant to its management agreement with Dragon Fund. Pursuant to a sub-advisory agreement between FAM and MLAM U.K. with respect to Emerging Tigers Fund, FAM pays MLAM U.K. a fee for providing investment advisory services to FAM with respect to Emerging Tigers Fund in an amount to be determined from time to time by FAM and MLAM U.K. but in no event in excess of the amount FAM actually receives for providing services to Emerging Tigers Fund pursuant to its management agreement with Emerging Tigers Fund.

                           Class Structure. Each Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. The Class A, Class B, Class C and Class D shares issued by Dragon Fund are identical in all respects to the Class A, Class B, Class C and Class D shares issued by Emerging Tigers Fund, except that they represent ownership interests in a different investment portfolio. See "Comparison of the Funds -- Purchase of Shares."

                           Overall Expense Ratio. The overall operating expense ratio for Class A shares as of November 30, 1999 was 2.26% for Emerging Tigers Fund and 1.46% for Dragon Fund. If the Reorganization had taken place on that date, the overall operating expense ratio for Class A shares of the Combined Fund on a pro forma basis would have been 1.44%.

                           The preceding expense ratios are for Class A shares. Such ratios would differ for Class B, Class C and Class D shares as a result of class specific distribution and account maintenance expenditures. See "Summary -- Pro Forma Fee Tables."

                           Purchase of Shares. Shares of Dragon Fund are offered continuously for sale to the public in substantially the same manner as shares of Emerging Tigers Fund. See "Comparison of the Funds -- Purchase of Shares."

                           Redemption of Shares. The redemption procedures for shares of Dragon Fund are substantially the same as the redemption procedures for shares of Emerging Tigers Fund. For purposes of computing any CDSC that may be payable upon disposition of Corresponding Shares of Dragon Fund acquired by Emerging Tigers Fund stockholders in the Reorganization, the holding period of Emerging Tigers Fund shares outstanding on the date the Reorganization takes place will be "tacked" onto the holding period of the Corresponding Shares of Dragon Fund acquired in the Reorganization. See "Comparison of the Funds -- Redemption of Shares."

                           Dividends and Distributions. Emerging Tigers Fund's policies with respect to dividends and distributions are substantially the same as those of Dragon Fund. See "Comparison of the Funds -- Dividends and Distributions."

                           Net Asset Value. Both Emerging Tigers Fund and Dragon Fund determine net asset value of each class of shares once daily as of the close of business on the New York Stock Exchange (the "NYSE") (generally, 4:00 p.m. Eastern time), on each day during which the NYSE is open for trading based on prices at the time of closing. Both Funds compute net asset value per share in the same manner. See "Comparison of the Funds -- Additional Information -- Net Asset Value."

                           Voting Rights. The corresponding voting rights of the holders of shares of common stock of each Fund are substantially the same. See "The
                           Reorganization -- Comparison of the Funds -- Capital Stock."

                           Other Significant Considerations. Stockholder services, including exchange privileges, available to Emerging Tigers Fund and Dragon Fund stockholders and the provision of annual and semi-annual reports are substantially the same. See "Comparison of the Funds -- Additional Information -- Stockholder Services." An automatic dividend reinvestment plan is available to stockholders of each Fund. The plans are identical. See "Comparison of the Funds -- Automatic Dividend Reinvestment Plan."

TAX CONSIDERATIONS.........Emerging Tigers Fund and Dragon Fund jointly have requested a private letter ruling from the IRS with respect to the Reorganization to the effect that, among other things, neither Emerging Tigers Fund nor Dragon Fund will recognize gain or loss on the transaction, and Emerging Tigers Fund stockholders will not recognize gain or loss on the exchange of their shares of Emerging Tigers Fund stock for Corresponding Shares of Dragon Fund. The consummation of the Reorganization is subject to the receipt of such ruling or receipt of an opinion of counsel to the same effect. The Reorganization will not affect the status of Dragon Fund as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

                           As of November 30, 1999, each Fund had significant net realized capital losses and net unrealized capital gains. As a result of the Reorganization and subject to certain limitations, the stockholders of each Fund may benefit from the ability of the Combined Fund to use the net realized capital losses of the other Fund to offset the net realized capital gains of the Combined Fund, if any.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS


     Many of the investment risks associated with an investment in Dragon Fund are substantially similar to the investment risks associated with an investment in Emerging Tigers Fund. Such risks include investing in (a) securities issued by companies located in foreign emerging markets, (b) derivative instruments,
(c) illiquid securities, (d) "junk" bonds and (e) distressed securities. As a result of the Reorganization, the risk factors applicable to Emerging Tigers Fund will be modified by the addition of the risks associated with investing more heavily in equity growth securities and investing in debt securities, including "junk" bonds, without limitation.



     A discussion of certain risks of investing in the Funds is set forth below. See "Investment Risks" in the Dragon Fund Prospectus and "Investment Objectives and Policies" in the statement of additional information relating to Dragon Fund, dated March 22, 2000 (the "Dragon Fund Statement"), for a more detailed discussion of investment risks associated with an investment in the Funds.


     Investing on an International Basis. Since each Fund invests a substantial portion of its total assets in foreign securities, each Fund offers the potential for more diversification than an investment only in the United States. This is because securities traded on foreign markets have often (though not always) performed differently than securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, each Fund is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may make it difficult for a Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

     The economies of certain foreign markets often do not compare favorably with that of the United States with respect to growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund's ability to purchase or sell foreign securities or transfer its assets or income back into the United States, or otherwise adversely affect a Fund's operations. (See "Restrictions on Foreign Investments" below). Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

     Investing in Asia-Pacific Countries. In addition to the risks of investing in foreign securities described above, the developing market Asia-Pacific countries in which the Funds invest are subject to certain additional or specific risks. There is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries.

     Many of these developing markets also may be affected by developments affecting more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment discussed below, result in potentially fewer investment opportunities for the Funds and may have an adverse impact on the investment performance of a Fund. Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries have a heavy role in regulating and supervising the economy. Another risk common to most such developing countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also present risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices which, in turn, may be affected by a variety of factors.

     The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on each Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

     Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and each Fund, as well as the value of securities in each Fund's portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.

     In addition to the relative lack of publicly available information about developing market Asia-Pacific issuers and the possibility that such issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies, inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies. Satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in a Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.

     Certain developing Asia-Pacific countries, in which both Funds may invest, are especially large debtors and owe substantial amounts of money to commercial banks and foreign governments. (See "Sovereign Debt" below.)

     The Advisers may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. The Funds may invest in countries in which foreign investors, including the Advisers, have had no or limited prior experience.

     Restrictions On Foreign Investments. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Funds. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. There can be no assurance that a Fund will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a Fund's purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

     The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of that Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving that Fund of the ability to make its desired investment at that time.

     Substantial limitations may exist in certain countries with respect to the Funds' ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. The Funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments. For example, in September 1998, Malaysia imposed currency controls that limited the ability of the Funds to repatriate proceeds of Malaysian investments. In February 1999, the Malaysian government announced that these controls were being replaced by an exit tax. It is also possible that Malaysia will impose additional restrictions or that certain other countries may impose similar restrictions or other restrictions relating to their currencies or to securities of issuers in those countries. Each Fund's investments in Malaysia, together with any investments it might make in illiquid securities may not be available to meet redemptions. As of November 30, 1999, approximately 0.19% of Dragon Fund's net assets and approximately 10.20% of the net assets of Emerging Tigers Fund were invested in Malaysia. Depending on a variety of financial factors, the percentage of each Fund's portfolio subject to currency controls may increase. On a pro forma basis, assuming the Reorganization had taken place on December 31, 1999, such investments in Malaysia would represent approximately 1.30% of the net assets of the Combined Fund. In the event other countries impose similar controls, the portion of a Fund's assets that may be used to meet redemptions may be further decreased. No more than 15% of each Fund's total assets may be comprised, in the aggregate, of assets which are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Funds. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.


     A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing Asia-Pacific countries, and certain of such countries, such as Thailand and South Korea, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. In accordance with the Investment Company Act, each Fund may invest up to 10% of its total assets in securities of other investment companies, not more than 5% of which may be invested in any one such company. In addition, under the Investment Company Act, each Fund may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions on investments in securities of investment companies may limit opportunities for each Fund to invest indirectly in certain developing Asia-Pacific countries. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Fund acquires shares of other investment companies, stockholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies.

     In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The Investment Company Act restricts each Fund's investments in any equity securities of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. These provisions may restrict each Fund's investments in certain foreign banks and other financial institutions.

     Currency Risk. Securities in which the Funds invest are usually denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of each Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as "currency risk," means that a strong U.S. dollar will reduce returns for U.S investors while a weak U.S. dollar will increase those returns.

     Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less stringently than the United States does. Other countries may not have laws to protect investors the way that the United States securities laws do. For example, some countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on non-public information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be more difficult for the Advisers to completely and accurately determine a company's financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Funds can earn on their investments.

     Certain Risks of Holding Fund Assets Outside the United States. The Funds generally hold the foreign securities in which they invest outside the United States in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Funds to buy, sell and hold securities in certain foreign markets than in the U.S. The increased expense of investing in foreign markets reduces the amount each Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than investment companies invested only in the U.S.

     Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the United States and developing market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Funds to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, that Fund could be liable to that party for any losses incurred.

     Stock Market and Selection Risk. Stock market risk is the risk that the stock markets in one or more countries in which a Fund invests will go up or down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the investments that an Adviser selects will underperform stock market indexes or other funds with similar investment objectives and investment strategies. See "Investment Objectives and Policies -- Equity Securities" below.


     Debt Securities. Dragon Fund may invest in debt securities without limitation while Emerging Tigers Fund may only invest up to 35% of its total assets in debt securities. Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities. Since Dragon Fund may invest in debt securities without limitation, Dragon Fund may be more subject to interest rate risk and credit risk than Emerging Tigers Fund. See "Investment Objectives and Policies -- Debt Securities," "-- Sovereign Debt," "-- Junk Bonds" and "-- Distressed Securities" below.



     Non-Diversified Status. Each Fund is organized as a non-diversified investment company under the Investment Company Act and may invest more of its assets in fewer companies than if it were a diversified fund. If a Fund invests in a smaller number of investments, each Fund's risk is increased because each investment has a greater effect on its performance.


     Derivatives. Each Fund may use derivative instruments including futures, forwards, options, indexed securities, inverse securities and swaps. Derivatives allow a Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives are volatile and involve significant risks, including:

     Leverage Risk -- the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

     Credit Risk -- the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.

     Currency Risk -- the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

     Liquidity Risk -- the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

     Interest Rate Risk -- the risk that prices of fixed income securities will fluctuate as a function of interest rate movement.

     Each Fund may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which a Fund uses a derivative to offset the risk that other Fund holdings may decrease in value. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than anticipated by a Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced. No assurance can be given that a Fund's hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. Neither Fund is required to use hedging and may choose not to do so.

     Each Fund may also use indexed securities to gain exposure to certain markets when it deems these derivatives to be potentially more advantageous than the purchase of equity securities in those markets.

     Borrowing. Dragon Fund may borrow up to 33 1/3% and Emerging Tigers Fund may borrow up to 20% of their respective total assets, taken at market value, but only from banks as a temporary measure for extraordinary or emergency purposes, including to meet redemptions (so as not to force a Fund to liquidate securities at a disadvantageous time) or to settle securities transactions. Neither Fund will purchase securities at any time when borrowings exceed 5% of its total assets, except (a) to honor prior commitments or (b) to exercise subscription rights when outstanding borrowings have been obtained exclusively for settlements of other securities transactions. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Funds. Such leveraging increases the Funds' exposure to capital risk, and borrowed funds are subject to interest costs that will reduce net income.

     Illiquid or Restricted Securities. Each Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid (including, in the case of Emerging Tigers Fund, venture capital investments). Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of a Fund's assets in illiquid securities may restrict the ability of that Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund's operations require cash, such as when that Fund redeems shares or pays dividends, and could result in that Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

     Each Fund also may invest in securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "Securities Act"). Restricted securities may be sold in private placement transactions between the issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by a Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, that Fund may be required to bear the expenses of registration. Certain of a Fund's investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material nonpublic information which may restrict that Fund's ability to conduct portfolio transactions in such securities.

     Withholding and Other Taxes. Income and capital gains on securities held by the Funds may be subject to withholding and other taxes imposed by certain jurisdictions, which would reduce the return to the respective Fund on those securities. The Funds intend, unless ineligible, to elect to "pass-through" to their respective stockholders the amount of foreign taxes paid by that Fund. If certain holding period requirements are met, the taxes passed through to stockholders will be included in each stockholder's income and could potentially be offset by either a deduction or a credit. Certain stockholders including non-U.S. stockholders, will not be entitled to the benefit of a deduction or credit with respect to foreign taxes paid at the Fund level. Non-U.S. stockholders may nevertheless be subject to withholding tax on the foreign taxes included in their income. Other taxes, such as transfer taxes, may be imposed on the Funds, but would not give rise to a credit or deduction for stockholders.

                            COMPARISON OF THE FUNDS

FINANCIAL HIGHLIGHTS

  Dragon Fund

     The financial information in the tables below has been audited in conjunction with the annual audits of the financial statements of Dragon Fund by Deloitte & Touche LLP, independent auditors.

     The following per share data and ratios have been derived from information provided in the financial statements.

                                                              CLASS A+
                                           -----------------------------------------------
                                                   FOR THE YEAR ENDED DECEMBER 31,
                                           -----------------------------------------------
                                            1999      1998      1997      1996      1995
                                           -------   -------   -------   -------   -------
INCREASE (DECREASE) IN NET ASSET VALUE:
  PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year......   $  7.24   $  8.81   $ 18.09   $ 15.99   $ 15.05
                                           -------   -------   -------   -------   -------
Investment income (loss) -- net.........       .02       .14       .12       .14       .12
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions -- net...................      5.78     (1.57)    (7.51)     2.03      1.00
                                           -------   -------   -------   -------   -------
Total from investment operations........      5.80     (1.43)    (7.39)     2.17      1.12
                                           -------   -------   -------   -------   -------
Less dividends and distributions:
  Investment income -- net..............        --      (.11)       --        --        --
  In excess of investment
    income -- net.......................        --      (.03)       --        --      (.18)
  Realized gain on investments -- net...        --        --     (1.68)     (.07)       --
  In excess of realized gain on
    investments -- net..................        --        --      (.21)       --        --
                                           -------   -------   -------   -------   -------
Total dividends and distributions.......        --      (.14)    (1.89)     (.07)     (.18)
                                           -------   -------   -------   -------   -------
Net asset value, end of year............   $ 13.04   $  7.24   $  8.81   $ 18.09   $ 15.99
                                           =======   =======   =======   =======   =======
TOTAL INVESTMENT RETURN:*
Based on net asset value per share......     80.11%   (16.22%)  (40.77%)   13.59%     7.44%
                                           =======   =======   =======   =======   =======
RATIOS TO AVERAGE NET ASSETS:
Expenses................................      1.49%     1.46%     1.35%     1.33%     1.37%
                                           =======   =======   =======   =======   =======
Investment income (loss) -- net.........       .19%     1.78%      .73%      .78%      .74%
                                           =======   =======   =======   =======   =======
SUPPLEMENTAL DATA:
Net assets, end of year (in
  thousands)............................   $34,211   $13,961   $14,431   $49,943   $31,591
                                           =======   =======   =======   =======   =======
Portfolio turnover......................     88.37%    99.85%    21.11%    30.63%    24.52%
                                           =======   =======   =======   =======   =======

                                                                 CLASS B+
                                          ------------------------------------------------------
                                                     FOR THE YEAR ENDED DECEMBER 31,
                                          ------------------------------------------------------
                                            1999       1998       1997        1996        1995
                                          --------   --------   --------   ----------   --------
INCREASE (DECREASE) IN NET ASSET VALUE:
  PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year......  $   7.07   $   8.58   $  17.89   $    15.98   $  15.03
                                          --------   --------   --------   ----------   --------
Investment income (loss) -- net.........      (.07)       .06       (.04)        (.04)      (.03)
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions -- net...................      5.61      (1.52)     (7.38)        2.02       1.00
                                          --------   --------   --------   ----------   --------
Total from investment operations........      5.54      (1.46)     (7.42)        1.98        .97
                                          --------   --------   --------   ----------   --------
Less dividends and distributions:
  Investment income -- net..............        --       (.04)        --           --         --
  In excess of investment
    income -- net.......................        --       (.01)        --           --       (.02)
  Realized gain on investments -- net...        --         --      (1.68)        (.07)        --
  In excess of realized gain on
    investments -- net..................        --         --       (.21)          --         --
                                          --------   --------   --------   ----------   --------
Total dividends and distributions.......        --       (.05)     (1.89)        (.07)      (.02)
                                          --------   --------   --------   ----------   --------
Net asset value, end of year............  $  12.61   $   7.07   $   8.58   $    17.89   $  15.98
                                          ========   ========   ========   ==========   ========
TOTAL INVESTMENT RETURN:*
Based on net asset value per share......     78.36%    (17.06%)   (41.40%)      12.41%      6.49%
                                          ========   ========   ========   ==========   ========
RATIOS TO AVERAGE NET ASSETS:
Expenses................................      2.58%      2.54%      2.39%        2.36%      2.41%
                                          ========   ========   ========   ==========   ========
Investment income (loss) -- net.........      (.82%)      .73%      (.26%)       (.24%)     (.20%)
                                          ========   ========   ========   ==========   ========
SUPPLEMENTAL DATA:
Net assets, end of year (in
  thousands)............................  $278,334   $206,809   $374,914   $1,157,944   $991,281
                                          ========   ========   ========   ==========   ========
Portfolio turnover......................     88.37%     99.85%     21.11%       30.63%     24.52%
                                          ========   ========   ========   ==========   ========

---------------
 * Total investment returns exclude the effects of sales charges.

 + Based on average shares outstanding.

                                                CLASS C+                                            CLASS D+
                             -----------------------------------------------   --------------------------------------------------
                                     FOR THE YEAR ENDED DECEMBER 31,                    FOR THE YEAR ENDED DECEMBER 31,
                             -----------------------------------------------   --------------------------------------------------
                              1999      1998      1997      1996      1995      1999      1998       1997       1996       1995
                             -------   -------   -------   -------   -------   -------   -------   --------   --------   --------
INCREASE (DECREASE) IN NET
  ASSET VALUE:
  PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning
  of year.................   $  6.97   $  8.46   $ 17.68   $ 15.79   $ 14.92   $  7.24   $  8.80   $  18.11   $  16.05   $  15.08
                             -------   -------   -------   -------   -------   -------   -------   --------   --------   --------
Investment income
  (loss) -- net...........      (.07)      .06      (.04)     (.04)     (.04)       --++     .11        .09        .09        .09
Realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions --
  net.....................      5.52     (1.50)    (7.29)     2.00      1.00      5.77     (1.55)     (7.51)      2.04       1.02
                             -------   -------   -------   -------   -------   -------   -------   --------   --------   --------
Total from investment
  operations..............      5.45     (1.44)    (7.33)     1.96       .96      5.77     (1.44)     (7.42)      2.13       1.11
                             -------   -------   -------   -------   -------   -------   -------   --------   --------   --------
Less dividends and
  distributions:
  Investment
    income -- net.........        --      (.04)       --        --        --        --      (.09)        --         --         --
  In excess of investment
    income -- net.........        --      (.01)       --        --      (.09)       --      (.03)        --         --       (.14)
  Realized gain on
    investments -- net....        --        --     (1.68)     (.07)       --        --        --      (1.68)      (.07)        --
  In excess of realized
    gain on
    investments -- net....        --        --      (.21)       --        --        --        --       (.21)        --         --
                             -------   -------   -------   -------   -------   -------   -------   --------   --------   --------
Total dividends and
  distributions...........        --      (.05)    (1.89)     (.07)     (.09)       --      (.12)     (1.89)      (.07)      (.14)
                             -------   -------   -------   -------   -------   -------   -------   --------   --------   --------
Net asset value, end of
  year....................   $ 12.42   $  6.97   $  8.46   $ 17.68   $ 15.79   $ 13.01   $  7.24   $   8.80   $  18.11   $  16.05
                             =======   =======   =======   =======   =======   =======   =======   ========   ========   ========
TOTAL INVESTMENT RETURN:*
Based on net asset value
  per share...............     78.19%   (17.05%)  (41.38%)   12.43%     6.46%    79.70%   (16.38%)   (40.89%)    13.29%      7.35%
                             =======   =======   =======   =======   =======   =======   =======   ========   ========   ========
RATIOS TO AVERAGE NET
  ASSETS:
Expenses..................      2.56%     2.54%     2.41%     2.37%     2.42%     1.77%     1.72%      1.61%      1.58%      1.63%
                             =======   =======   =======   =======   =======   =======   =======   ========   ========   ========
Investment income
  (loss) -- net...........      (.85%)     .75%     (.28%)    (.23%)    (.28%)    (.02%)    1.48%       .53%       .53%       .59%
                             =======   =======   =======   =======   =======   =======   =======   ========   ========   ========
SUPPLEMENTAL DATA:
Net assets, end of year
  (in thousands)..........   $26,436   $15,431   $22,111   $62,113   $29,042   $93,352   $64,031   $115,318   $297,179   $285,485
                             =======   =======   =======   =======   =======   =======   =======   ========   ========   ========
Portfolio turnover........     88.37%    99.85%    21.11%    30.63%    24.52%    88.37%    99.85%     21.11%     30.63%     24.52%
                             =======   =======   =======   =======   =======   =======   =======   ========   ========   ========

---------------
 * Total investment returns exclude the effects of sales charges.

 + Based on average shares outstanding.

++ Amount is less than $.01 per share.

  Emerging Tigers Fund

    The financial information in the tables below has been audited in conjunction with the annual audits of the financial statements of Emerging Tigers Fund by Deloitte & Touche LLP, independent auditors.

    The following per share data and ratios have been derived from information provided in the financial statements:

                                                    CLASS A(1)                                         CLASS B
                                 -------------------------------------------------   --------------------------------------------
                                                                                         FOR THE YEAR ENDED       FOR THE PERIOD
                                          FOR THE YEAR ENDED NOVEMBER 30,                   NOVEMBER 30,          JUNE 10, 1996+
                                 -------------------------------------------------   --------------------------   TO NOVEMBER 30,
                                 1999++    1998++    1997++      1996       1995     1999++   1998++    1997++         1996
                                 -------   -------   -------   --------   --------   ------   -------   -------   ---------------
INCREASE (DECREASE) IN NET
  ASSET VALUE:
  PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  period......................   $  6.42   $  8.12   $ 15.59   $  13.40   $  14.47   $ 6.29   $  8.03   $ 15.53       $ 15.53
                                 -------   -------   -------   --------   --------   ------   -------   -------       -------
Investment income
  (loss) -- net...............      (.05)      .04      (.04)       .05        .03     (.12)     (.03)     (.15)         (.05)
Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions -- net.........      2.61     (1.73)    (7.38)      2.15       (.96)    2.56     (1.71)    (7.35)          .05
                                 -------   -------   -------   --------   --------   ------   -------   -------       -------
Total from investment
  operations..................      2.56     (1.69)    (7.42)      2.20       (.93)    2.44     (1.74)    (7.50)           --
                                 -------   -------   -------   --------   --------   ------   -------   -------       -------
Less dividends and
  distributions:
  Investment income -- net....      (.08)       --      (.01)      (.01)      (.12)    (.05)       --        --            --
  In excess of investment
    income -- net.............      (.10)     (.01)     (.04)        --         --     (.06)       --        --            --
  Realized gain on
    investments -- net........        --        --        --         --       (.02)      --        --        --            --
                                 -------   -------   -------   --------   --------   ------   -------   -------       -------
Total dividends and
  distributions...............      (.18)     (.01)     (.05)      (.01)      (.14)    (.11)       --        --            --
                                 -------   -------   -------   --------   --------   ------   -------   -------       -------
Capital charge resulting from
  issuance of Common Stock....        --        --        --         --         --#      --        --        --            --
                                 -------   -------   -------   --------   --------   ------   -------   -------       -------
Net asset value, end of
  period......................   $  8.80   $  6.42   $  8.12   $  15.59   $  13.40   $ 8.62   $  6.29   $  8.03       $ 15.53
                                 =======   =======   =======   ========   ========   ======   =======   =======       =======
TOTAL INVESTMENT RETURN:**
Based on net asset value per
  share.......................     40.97%   (20.81%)  (47.76%)    16.43%     (6.23%)  39.44%   (21.67%)  (48.29%)         .00%##
                                 =======   =======   =======   ========   ========   ======   =======   =======       =======
RATIOS TO AVERAGE NET ASSETS:
Expenses......................      2.42%     2.17%     1.69%      1.36%      1.32%    3.45%     3.22%     2.75%         2.67%*
                                 =======   =======   =======   ========   ========   ======   =======   =======       =======
Investment income
  (loss) -- net...............      (.66%)     .52%     (.27%)      .23%       .24%   (1.69%)    (.51%)   (1.20%)        (.99%)*
                                 =======   =======   =======   ========   ========   ======   =======   =======       =======
SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)..................   $36,368   $34,111   $63,760   $193,545   $294,830   $7,774   $ 5,347   $ 4,887       $ 3,719
                                 =======   =======   =======   ========   ========   ======   =======   =======       =======
Portfolio turnover............     90.45%    73.52%    35.63%     44.09%     18.84%   90.45%    73.52%    35.63%        44.09%
                                 =======   =======   =======   ========   ========   ======   =======   =======       =======

---------------
(1) Emerging Tigers Fund was incorporated under the laws of the State of Maryland on December 23, 1993 as a closed-end investment company. Emerging Tigers Fund commenced operations as a closed-end investment company on March 4, 1994. Emerging Tigers Fund subsequently converted to an open-end investment company and commenced operations as an open-end investment company on June 10, 1996. As a result, performance data for periods prior to June 10, 1996 reflects the performance of Emerging Tigers Fund as a closed-end investment company and may not be indicative of its performance as an open-end investment company. Shares of Emerging Tigers Fund outstanding on June 10, 1996 have been classified as Class A shares.
  * Annualized.
 ** Total investment returns exclude the effects of sales charges.
  + Commencement of operations.
 ++ Based on average shares outstanding.
  # Amount is less than $.01 per share.
 ## Aggregate total investment return.

                                                                          CLASS C
                                                     --------------------------------------------------
                                                                                        FOR THE PERIOD
                                                     FOR THE YEAR ENDED NOVEMBER 30,    JUNE 10, 1996+
                                                     -------------------------------    TO NOVEMBER 30,
                                                     1999++      1998++      1997++          1996
                                                     -------    --------    --------    ---------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............   $ 6.28     $  8.02     $ 15.52         $15.53
                                                     ------     -------     -------         ------
Investment income (loss) -- net...................     (.12)       (.03)       (.11)          (.05)
Realized and unrealized gain (loss) on investments
  and foreign currency transactions -- net........     2.57       (1.71)      (7.39)           .04
                                                     ------     -------     -------         ------
Total from investment operations..................     2.45       (1.74)      (7.50)          (.01)
                                                     ------     -------     -------         ------
Less dividends:
Investment income -- net..........................     (.04)         --          --             --
In excess of investment income -- net.............     (.05)         --          --             --
                                                     ------     -------     -------         ------
Total dividends...................................     (.09)         --          --             --
                                                     ------     -------     -------         ------
Net asset value, end of period....................   $ 8.64     $  6.28     $  8.02         $15.52
                                                     ======     =======     =======         ======
TOTAL INVESTMENT RETURN:**
Based on net asset value per share................    39.67%     (21.70%)    (48.32%)         (.06%)##
                                                     ======     =======     =======         ======
RATIOS TO AVERAGE NET ASSETS:
Expenses..........................................     3.46%       3.22%       2.83%          2.68%*
                                                     ======     =======     =======         ======
Investment income (loss) -- net...................    (1.69%)      (.52%)     (1.01%)         (.98%)*
                                                     ======     =======     =======         ======
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..........   $2,222     $ 2,139     $ 2,870         $  887
                                                     ======     =======     =======         ======
Portfolio turnover................................    90.45%      73.52%      35.63%         44.09%
                                                     ======     =======     =======         ======

                                                                         CLASS D
                                                    -------------------------------------------------
                                                                                      FOR THE PERIOD
                                                    FOR THE YEAR ENDED NOVEMBER 30,   JUNE 10, 1996+
                                                    -------------------------------   TO NOVEMBER 30,
                                                    1999++      1998++      1997++         1996
                                                    -------    --------    --------   ---------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............  $ 6.39     $  8.10     $ 15.58        $15.53
                                                    ------     -------     -------        ------
Investment income (loss) -- net...................    (.07)        .02        (.04)         (.01)
Realized and unrealized gain (loss) on investments
  and foreign currency transactions -- net........    2.61       (1.73)      (7.41)          .06
                                                    ------     -------     -------        ------
Total from investment operations..................    2.54       (1.71)      (7.45)          .05
                                                    ------     -------     -------        ------
Less dividends:
Investment income -- net..........................    (.07)         --          --#           --
In excess of investment income -- net.............    (.09)         --        (.03)           --
                                                    ------     -------     -------        ------
Total dividends...................................    (.16)         --        (.03)           --
                                                    ------     -------     -------        ------
Net asset value, end of period....................  $ 8.77     $  6.39     $  8.10        $15.58
                                                    ======     =======     =======        ======
TOTAL INVESTMENT RETURN:**
Based on net asset value per share................   40.78%     (21.11%)    (47.91%)         .32%##
                                                    ======     =======     =======        ======
RATIOS TO AVERAGE NET ASSETS:
Expenses..........................................    2.68%       2.44%       2.01%         1.88%*
                                                    ======     =======     =======        ======
Investment income (loss) -- net...................    (.93%)       .28%       (.30%)        (.34%)*
                                                    ======     =======     =======        ======
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..........  $2,120     $ 1,578     $ 1,057        $  953
                                                    ======     =======     =======        ======
Portfolio turnover................................   90.45%      73.52%      35.63%        44.09%
                                                    ======     =======     =======        ======

---------------
  * Annualized.
 ** Total investment returns exclude the effects of sales charges.
  + Commencement of operations.
 ++ Based on average shares outstanding.
  # Amount is less than $.01 per share.
 ## Aggregate total investment return.

INVESTMENT OBJECTIVES AND POLICIES


     The investment objectives of Dragon Fund and Emerging Tigers Fund are substantially similar. Dragon Fund's investment objective is to seek long term capital appreciation by investing primarily in equity and debt securities of issuers domiciled in designated developing countries located in Asia and the Pacific Basin. The investment objective of Emerging Tigers Fund is to seek long term capital appreciation by investing primarily in equity securities of corporations in designated emerging market countries located in Asia and the Pacific Basin. The investment objectives of Dragon Fund as described in the second sentence of this paragraph and the investment objective of Emerging Tigers Fund as described in the third sentence of this paragraph are fundamental policies of each Fund and may not be changed without the approval of the holders of a majority of each Fund's outstanding voting securities. No assurance can be given that the Combined Fund will achieve its investment objective.



     The Advisers believe that the Asia-Pacific region has some of the world's most vibrant developing economies and emerging markets. Although these economies have experienced very significant turmoil over the last few years, the Advisers believe that the economies and securities markets of the region present attractive long term investment opportunities. Dragon Fund considers all countries in the Asia-Pacific region to be developing countries other than Japan, Australia and New Zealand. Emerging Tigers Fund considers all countries in the Asia-Pacific region to be emerging market countries other than Taiwan, Hong Kong, Japan, Australia and New Zealand.



     Equity Securities. As set forth above, Dragon Fund's investment emphasis is on equity securities and debt securities of issuers located in designated developing countries in Asia and the Pacific Basin. Normally, a majority of Dragon Fund's assets will be invested in common stock of companies located in such countries. As set forth above, the investment emphasis of Emerging Tigers Fund is on equity securities of corporations in designated emerging market countries located in Asia and the Pacific Basin. Normally, a majority of the assets of Emerging Tigers Fund will be invested in common stock and securities convertible into common stock of companies located in such countries.


     A security ordinarily will be considered to be a developing market Asia-Pacific security when the company issuing the security is organized in a developing country in Asia or in the Pacific Basin or its primary trading market is in a developing country in Asia or in the Pacific Basin. The Funds may consider a security to be a developing Asia-Pacific security, without reference to its issuer's domicile or to its primary trading market, when at least 50% of the issuer's non-current assets, capitalization, gross revenues or profits in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in such countries. The Funds may acquire developing Asia-Pacific securities that are denominated in currencies other than a developing Asia-Pacific currency. The Funds also may consider a debt security that is denominated in a developing Asia-Pacific currency to be a developing Asia-Pacific security without reference to its principal trading market or to the location of its issuer. Dragon Fund may consider investment companies and Emerging Tigers Fund may consider investment companies or other pooled investment vehicles to be located in the country or countries in which they primarily make their portfolio investments.

     When choosing investment markets, the Advisers will consider such factors as the rate of economic growth, capital reinvestment, the social and political environment and currency exchange rates. In deciding between equity and debt investments for Dragon Fund, MLAM considers a number of factors, including the relative opportunity for capital appreciation, dividend yields and the level of interest rates paid on debt securities of different maturities. While Emerging Tigers Fund invests primarily in equity securities, FAM may invest in debt securities based on consideration of the factors described in the preceding sentence.


     As set forth below, Dragon Fund may be considered to employ a combination "growth" and "value" approach to investing while Emerging Tigers Fund may be considered to employ a "value" style of investing. Dragon Fund's investment strategy is to search for stocks that, in MLAM's opinion, have strong earnings growth and high growth potential. The investment strategy of Emerging Tigers Fund is to search for stocks that, in FAM's opinion, are worth more than they are trading for. The Advisers also search for companies whose future prospects are not fully appreciated by the market. In searching for companies that have undervalued growth, Dragon Fund invests in companies that have good earnings per share growth. The "growth securities" in which Dragon Fund invests may be particularly sensitive to changes in earnings or interest rate increases because they typically have higher price-earnings ratios. Moreover, the growth securities held by Dragon Fund may never reach what MLAM believes their full value to be and may even go down in price. In searching for companies that are trading for less than they are worth, Emerging Tigers Fund invests in companies that are classic "value" stocks meaning that they are trading at lower multiples than those of comparable companies, but which FAM believes can appreciate towards the average valuation for these comparable companies. Each Fund also invests in companies that can improve their profitability, return on capital, cash flow or various other measures through restructuring efforts and in companies whose attractive position within their industry or future prospects for growth in cash flow, earnings or some other measure are not fully recognized by the market.

     In selecting securities, the Advisers use a variety of valuation techniques, economic measurements and ratios. The Advisers search for companies whose stock prices are low compared to these valuations, and therefore represent investment value. Additionally, the Advisers typically focus on companies that have the potential to increase sales (both through volume growth and pricing power), and also have some control over their expenses, enabling management to have some influence over their operating margin.


     Debt Securities. Dragon Fund may invest in debt securities, including high yield or "junk" bonds, without limitation. Emerging Tigers Fund may invest up to 35% of its total assets in debt securities, including high yield or "junk" bonds. Neither Fund has established rating criteria for the debt securities in which it may invest and such securities may not be rated at all for creditworthiness. In purchasing such securities, each Fund will rely on its Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer of such securities. The Advisers will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Since Dragon Fund may invest in debt securities without limitation, it may be more subject to interest rate risk than Emerging Tigers Fund. Please see "Risk Factors and Special Considerations--Debt Securities" herein.



     Sovereign Debt. Dragon Fund may invest in sovereign debt securities without limitation while Emerging Tigers Fund may invest only up to 35% of its total assets in such securities. Dragon Fund may invest up to 5% of its total assets in sovereign debt securities that are in default while Emerging Tigers Fund may invest up to 35% of its total assets in sovereign debt securities that are the subject of bankruptcy proceedings or that are in default. Sovereign debt securities are issued or guaranteed by foreign government entities. Certain developing market Asia-Pacific countries owe significant amounts of money to commercial banks and foreign governments. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.



     Junk Bonds. Each Fund may invest in junk bonds in accordance with the percentage limitations set forth under "Debt Securities" above. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that an Adviser believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for a Fund. The major risks in junk bond investments include:


     Junk bonds may be issued by less creditworthy companies. These securities are vulnerable to adverse changes in the issuer's industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

     The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer's ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing.

     Junk bonds are frequently ranked junior in claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.

     Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. If the issuer redeems the junk bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.

     Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities. Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of a Fund's portfolio securities than is the case with securities trading in a more liquid market.

     A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

     Distressed Securities. Emerging Tigers Fund may invest up to 35% of its total assets in distressed securities. Distressed securities are securities that are the subject of bankruptcy proceedings or otherwise in default as to repayment of principal or interest at the time of acquisition by Emerging Tigers Fund or are rated in the lower rating categories (Ca or lower by Moody's Investors Service, Inc. and CC or lower by Standard & Poor's) or which, if unrated, are in the judgment of FAM of equivalent quality. Dragon Fund may invest up to 5% of its total assets in sovereign debt securities that are in default. Investment in distressed securities is speculative and involves significant risk. Emerging Tigers Fund will generally make such investments only when FAM believes it is reasonably likely that the issuer of the distressed securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which Emerging Tigers Fund will receive new securities; however, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which Emerging Tigers Fund makes its investment in distressed securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that Emerging Tigers Fund will receive any interest payments on the distressed securities, Emerging Tigers Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed, and Emerging Tigers Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent Emerging Tigers Fund pursues its secondary objective of capital appreciation through investment in distressed securities, that Fund's ability to achieve current income for its stockholders may be diminished. In addition, even if an exchange offer is made or plan of reorganization is adopted with respect to distressed securities held by Emerging Tigers Fund, there can be no assurance that the securities or other assets received by that Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by Emerging Tigers Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of Emerging Tigers Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, that Fund may be restricted from disposing of such securities.

     Depositary Receipts. The Funds may invest in the securities of issuers located in developing Asia-Pacific Basin countries in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other securities convertible into securities of issuers located in developing Asia-Pacific Basin countries. The Funds may invest in unsponsored ADRs. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

     Indexed and Inverse Securities. The Funds may invest in securities the potential return of which is based on an index. As an illustration, a Fund may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. Each Fund may also invest in a debt security which returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, the Funds may invest in securities the potential return of which is based inversely on the change in an index (that is, a security the value of which will move in the opposite direction of changes to an index). For example, the Funds may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If a Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index or indices. Indexed and inverse securities involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk. The Funds may invest in indexed and inverse securities for hedging purposes only. When used for hedging purposes, indexed and inverse securities involve correlation risk.

     Convertible Securities. Each Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (i) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (ii) a lesser degree of fluctuation in value than the underlying stock since they have fixed-income characteristics and (iii) the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by one of the Funds is called for redemption, a Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

     Each Fund may also invest in synthetic convertible securities. Synthetic convertible securities may be either (i) a debt security or preferred stock that may be convertible only under certain contingent circumstances or that may pay the holder a cash amount based on the value of shares of underlying common stock partly or wholly in lieu of a conversion right or (ii) a combination of separate securities chosen by an Adviser in order to create the economic characteristics of a convertible security, i.e., a fixed income security paired with a security with equity conversion features, such as an option or warrant (a "Manufactured Convertible"). The value of a Manufactured Convertible may respond differently to certain market fluctuations than would a traditional convertible security with similar characteristics.

     Swaps. The Funds are authorized to enter into equity swap agreements, which are OTC contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities or equity index. Swap agreements may be used to obtain exposure to an equity or market without owning or taking physical custody of securities in circumstances in which direct investment is restricted by local law or is otherwise impractical. A Fund will enter into an equity swap transaction only if, immediately following the time that Fund enters into the transaction, the aggregate notional principal amount of equity swap transactions to which a Fund is a party would not exceed 5% of that Fund's net assets.

     Swap agreements entail the risk that a party will default on its payment obligations to a Fund thereunder. The Funds will seek to lessen the risk to some extent by entering into a transaction only if the counterparty meets the current credit requirement for OTC option counterparties. Swap agreements also bear the risk that a Fund will not be able to meet its obligation to the counterparty. Each Fund, however, will deposit in a segregated account with its custodian liquid securities or cash or cash equivalents or other assets permitted to be so segregated by the Commission in an amount equal to or greater than the market value of the liabilities under the swap agreement or the amount it would have cost a Fund initially to make an equivalent direct investment, plus or minus any amount a Fund is obligated to pay or is to receive under the swap agreement.

OTHER INVESTMENT POLICIES AND PRACTICES

     Warrants. The Funds may invest in warrants. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer. In addition, warrants involve the risk that the price of the security underlying the warrant may not exceed the exercise price of the warrant and the warrant may expire without any value.


     When-Issued Securities, Delayed Delivery Securities and Forward Commitments. Each Fund may purchase or sell securities on a delayed delivery basis or on a when-issued basis. Emerging Tigers Fund also may purchase or sell securities through a forward commitment. For a description of when-issued securities, delayed delivery transactions and forward commitments, including the risks associated with investment therein, see "Investment Risks" in the Dragon Fund Prospectus.



     Standby Commitment Agreements. Each Fund may from time to time enter into standby commitment agreements. For a description of standby commitment agreements and the risks associated with investments in such agreements, see "Investment Objective and Policies -- Other Investment Policies, Practices and Risk Factors" in the Dragon Fund Statement.

     Repurchase Agreements and Purchase and Sale Contracts. Each Fund may enter into repurchase agreements and purchase and sale contracts. For a description of repurchase agreements and the risks associated with investment in such agreements, see "Investment Risks" in the Dragon Fund Prospectus.



     Borrowing and Leverage. Dragon Fund may borrow up to 33 1/3% and Emerging Tigers Fund may borrow up to 20% of their respective total assets, taken at market value, but only from banks as a temporary measure for extraordinary or emergency purposes, including to meet redemptions (so as not to force a Fund to liquidate securities at a disadvantageous time) or to settle securities transactions. For a description of the Funds' ability to borrow and the risks associated therewith, see "Investment Risks" in the Dragon Fund Prospectus.



     Hedging Techniques. The Funds may engage in various portfolio strategies to hedge their respective portfolios against investment, interest rate and currency risks. For a description of hedging instruments and risks associated with investment in such instruments, see "Investment Objective and Policies -- Other Investment Policies, Practices and Risk Factors" in the Dragon Fund Statement.



     Securities Lending. Each Fund may from time to time lend securities from its portfolio with a value not exceeding 33 1/3% of its total assets to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government. For a description of the lending of portfolio securities and the risks associated with the lending of portfolio securities, see "Investment Risks" in the Dragon Fund Prospectus.


     Investment in Other Investment Companies and Venture Capital Funds. Each Fund may invest in other investment companies whose investment objectives and policies are consistent with those of the applicable Fund. In addition, Emerging Tigers Fund also may invest in venture capital funds whose investment objectives and policies are consistent with those of Emerging Tigers Fund. In accordance with the Investment Company Act, each Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the Investment Company Act, each Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of a Fund's total assets may be invested in the securities of any investment company. If either Dragon Fund or Emerging Tigers Fund acquires shares in other investment companies, stockholders of that Fund would bear both their proportionate share of expenses in that Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies (including management and advisory fees). This would also apply to venture capital funds in which Emerging Tigers Fund may also invest. Investment in such venture capital funds involves substantial risk of loss to Emerging Tigers Fund of its entire investment.

     Illiquid or Restricted Securities. Each Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid (including, in the case of Emerging Tigers Fund, venture capital investments). Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of a Fund's assets in illiquid securities may restrict the ability of that Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute when a Fund's operations require cash, such as when that Fund redeems shares or pays dividends, and could result in that Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

     Each Fund also may invest in restricted securities under the Securities Act. Restricted securities may be sold in private placement transactions between the issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by a Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, that Fund may be required to bear the expenses of registration. Certain of a Fund's investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material nonpublic information which may restrict that Fund's ability to conduct portfolio transactions in such securities.

     144A Securities. The Funds may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. The Board of Directors of each Fund has determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by that Fund's Board of Directors. The Board of Directors of each Fund has adopted guidelines and delegated to the applicable Adviser the daily function of determining and monitoring liquidity of restricted securities. Each Board of Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will continue to develop, the Boards of Directors of the Funds will carefully monitor the Funds' investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in each Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

INFORMATION REGARDING OPTIONS, FUTURES AND FOREIGN EXCHANGE TRANSACTIONS

     Each Fund may engage in certain investment practices including the use of options and futures and may engage in foreign exchange transactions. Each Fund has the authority to write (i.e., sell) covered call options on its portfolio securities, purchase put options on securities and engage in transactions in stock index options, stock index futures and financial futures, and related options on such futures. Each Fund also may deal in forward foreign exchange transactions and foreign currency options and futures, and related options on such futures. Each Fund may engage in these practices or transactions to increase its return or to hedge its portfolio against currency risk, interest rate risk and other types of risk.

     The investment policies of each Fund with respect to futures, options and foreign exchange transactions are not fundamental policies and may be modified by the Board of Directors of each Fund without the approval of the Fund's stockholders. Each Fund is subject to the restrictions of the Commodity Futures Trading Commission with respect to its investments in futures and options thereon.


     For a detailed discussion of the Funds' investment policies regarding futures and options, including the risks associated therewith, see "Investment Objective and Policies -- Other Investment Policies, Practices and Risk Factors" in the Dragon Fund Statement.


INVESTMENT RESTRICTIONS


     Other than as noted above under "Comparison of the Funds -- Investment Objectives and Policies," Dragon Fund and Emerging Tigers Fund have identical investment restrictions. See "Investment Objective and Policies -- Investment Restrictions" in the Dragon Fund Statement.


MANAGEMENT

     Directors. The Boards of Directors of Dragon Fund and Emerging Tigers Fund consist of five individuals, three of whom are not "interested persons" of the Funds as defined in the Investment Company Act (the "non-interested Directors"). The same individuals serve on both Boards. After the Reorganization, the Board of Directors of Dragon Fund will serve as the Board of Directors of the Combined Fund. The Directors are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

     Information about the Directors of the Funds, including their ages and their principal occupations for at least the last five years is set forth below. Unless otherwise noted, the address of each Director is P.O. Box 9011, Princeton, New Jersey 08543-9011.

     TERRY K. GLENN (59) -- President and Director (1)(2) -- Executive Vice President of MLAM and FAM (which terms as used herein include their corporate predecessors) since 1983; President of Princeton Funds Distributor, Inc. ("PFD") since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; President of Princeton Administrators, L.P. since 1988.

     CHARLES C. REILLY (68) -- Director (2)(3) -- 9 Hampton Harbor Road, Hampton Bays, New York 11946 -- Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television since 1986.


     RICHARD R. WEST (62) -- Director (2)(3) -- Box 604, Genoa, Nevada 89411. -- Professor of Finance since 1984, Dean from 1984 to 1993, currently Dean Emeritus of New York University Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers). Vornado Realty Trust, Inc. (real estate holding company), Vornado Operating Company, Inc. and Alexander's, Inc. (real estate company).


     ARTHUR ZEIKEL(67) -- Director (1)(2) -- 300 Woodland Avenue, Westfield, New Jersey 07090 -- Chairman of the Manager and FAM from 1997 to 1999 and President thereof from 1977 to 1997; Chairman of Princeton Services from 1997 to 1999; Director thereof from 1993 to 1999 and President thereof from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") from 1990 to 1999.


     EDWARD D. ZINBARG (65) -- Director (2)(3) -- 5 Hardwell Road, Short Hills, New Jersey 07078 -- Executive Vice President of The Prudential Insurance Company of America 1988 to 1994; former Director of Prudential Reinsurance Company and former Trustee of The Prudential Foundation.

---------------

(1) Interested person, as defined in the Investment Company Act, of each Fund.

(2) Such Director or officer is a director, trustee or officer of certain other investment companies for which MLAM or FAM acts an investment adviser or manager.

(3) Member of each Fund's Audit and Nominating Committee, which is responsible for the selection of the independent auditors and the selection and nomination of non-interested Directors.

     Management and Advisory Arrangements. MLAM serves as the investment adviser to Dragon Fund and FAM serves as the investment adviser to Emerging Tigers Fund pursuant to separate management agreements (each, a "Management Agreement"). Except for certain non-material differences, the Management Agreements are identical.

     Pursuant to the Management Agreement between Dragon Fund and MLAM, Dragon Fund pays MLAM a monthly fee at the annual rate of 1.00% of the average daily net assets of the Fund. Pursuant to the Management Agreement between Emerging Tigers Fund and FAM, the Fund pays FAM a monthly fee at the annual rate of 1.00% of the average daily net assets of the Fund. After the Reorganization, MLAM will be the investment adviser to the Combined Fund and the Combined Fund will pay the management fee at the rate currently paid by Dragon Fund.


     MLAM has retained MLAM U.K. as sub-adviser to Dragon Fund. Pursuant to a sub-advisory agreement between MLAM and MLAM U.K. with respect to Dragon Fund, MLAM pays MLAM U.K. a fee for providing investment advisory services to MLAM with respect to Dragon Fund in an amount to be determined from time to time by MLAM and MLAM U.K. but in no event in excess of the amount MLAM actually receives for providing services to Dragon Fund pursuant to the applicable Management Agreement. FAM has retained MLAM U.K. as sub-adviser to Emerging Tigers Fund. Pursuant to a separate sub-advisory agreement between FAM and MLAM U.K. with respect to Emerging Tigers Fund, FAM pays MLAM U.K. a fee for providing investment advisory services to FAM with respect to Emerging Tigers Fund in an amount to be determined from time to time by FAM and MLAM U.K. but in no event in excess of the amount FAM actually receives for providing services to Emerging Tigers Fund pursuant to the applicable Management Agreement. The address of MLAM U.K. is 33 King William Street, London EC4R 9AS, England.


     If the Reorganization had taken place on November 30, 1999, as of such date, the total operating expenses of the pro forma Combined Fund, as a percent of net assets, would have been less than the current operating expenses of Dragon Fund or Emerging Tigers Fund individually. In addition, certain fixed costs, such as costs of printing stockholder reports and proxy statements, legal expenses, audit fees, registration fees, mailing costs and other expenses would be spread across a larger asset base, thereby lowering the expense ratio borne by stockholders of both Funds. The Board of Directors of each of the Funds has determined that the Reorganization would be potentially beneficial to that Fund and the Fund's stockholders. See "Summary -- Pro Forma Fee Tables" and "The Reorganization -- Potential Benefits to Stockholders as a Result of the Reorganization."

PURCHASE OF SHARES


     The class structure and purchase and distribution procedures for shares of Emerging Tigers Fund are substantially the same as those of Dragon Fund. For a complete discussion of the four classes of shares and the purchase and distribution procedures related thereto, see "Your Account -- Merrill Lynch Select PricingSM System" and "-- How to Buy, Sell, Transfer and Exchange Shares" in the Dragon Fund Prospectus.


REDEMPTION OF SHARES


     The procedure for redeeming shares of Dragon Fund is substantially the same as the procedure for redeeming shares of Emerging Tigers Fund. For purposes of computing any CDSC that may be payable upon disposition of Corresponding Shares of Dragon Fund acquired by Emerging Tigers Fund stockholders in the Reorganization, the holding period of Emerging Tigers Fund shares outstanding on the date the Reorganization takes place will be tacked onto the holding period of the Corresponding Shares of Dragon Fund acquired in the Reorganization. See "Your Account -- How to Buy, Sell, Transfer and Exchange Shares" in the Dragon Fund Prospectus.


PERFORMANCE

     General. The following tables provide performance information for each class of shares of Emerging Tigers Fund and Dragon Fund, including and excluding maximum applicable sales charges, for the periods indicated. Past performance is not indicative of future performance.

                                  DRAGON FUND
                          AVERAGE ANNUAL TOTAL RETURN

                                    CLASS A SHARES           CLASS B SHARES           CLASS C SHARES           CLASS D SHARES
                                ----------------------   ----------------------   ----------------------   ----------------------
                                 WITHOUT                  WITHOUT                  WITHOUT                  WITHOUT
                                  SALES     WITH SALES     SALES     WITH SALES     SALES     WITH SALES     SALES     WITH SALES
PERIOD                          CHARGE(%)   CHARGE*(%)   CHARGE(%)   CHARGE*(%)   CHARGE(%)   CHARGE*(%)   CHARGE(%)   CHARGE*(%)
------                          ---------   ----------   ---------   ----------   ---------   ----------   ---------   ----------
One Year Ended 11/30/99.......    56.76%      48.53%       55.11%      51.11%       54.93%      53.93%       56.29%      48.08%
Five Years Ended 11/30/99.....    (1.71)%     (2.76)%      (2.68)%     (2.68)%      (2.71)%     (2.71)%      (1.92)%     (2.97)%
Inception** to 11/30/99.......    (3.39)%     (4.40)%       4.48%       4.48%       (4.36)%     (4.36)%       5.30%       4.54%

---------------
 * Assumes the maximum applicable sales charge. The maximum initial sales charge on Class A and Class D shares is 5.25%. The maximum contingent deferred sales charge ("CDSC") on Class B shares is 4.0% and is reduced 1.0% annually to 0% after four years. Class C shares are subject to a 1.0% CDSC for one year.

** Class B and Class D shares commenced operations on May 29, 1992. Class A and
   Class C shares commenced operations on October 21, 1994.

                              EMERGING TIGERS FUND
                          AVERAGE ANNUAL TOTAL RETURN

                                    CLASS A SHARES           CLASS B SHARES           CLASS C SHARES           CLASS D SHARES
                                ----------------------   ----------------------   ----------------------   ----------------------
                                 WITHOUT                  WITHOUT                  WITHOUT                  WITHOUT
                                  SALES     WITH SALES     SALES     WITH SALES     SALES     WITH SALES     SALES     WITH SALES
PERIOD                          CHARGE(%)   CHARGE*(%)   CHARGE(%)   CHARGE*(%)   CHARGE(%)   CHARGE*(%)   CHARGE(%)   CHARGE*(%)
------                          ---------   ----------   ---------   ----------   ---------   ----------   ---------   ----------
One Year Ended 11/30/99.......    40.97%      33.57%       39.44%       35.44%      39.67%       38.67%      40.78%       33.39%
Five Years Ended 11/30/99.....    (8.63)%     (9.61)%         --           --          --           --          --           --
Inception** to 11/30/99.......    (7.23)%     (8.10)%     (15.17)%     (15.41)%    (15.16)%     (15.16)%    (14.50)%     (15.81)%

---------------
 * Assumes the maximum applicable sales charge. The maximum initial sales charge on Class A and Class D shares is 5.25%. The maximum CDSC on Class B shares is 4.0% and is reduced 1.0% annually to 0% after four years. Class C shares are subject to a 1.0% CDSC for one year.

                                                  (footnotes continue next page)

   (footnotes continued from previous page)


** Emerging Tigers Fund was incorporated under the laws of the State of Maryland on December 23, 1993 as a closed-end investment company. It commenced operations as a closed-end investment company on March 4, 1994. Emerging Tigers Fund subsequently converted to an open-end investment company and commenced operations as an open-end investment company on June 10, 1996. Shares of Emerging Tigers Fund that were outstanding on June 10, 1996 were designated Class A shares. Class A shares commenced operations on March 4, 1994. Class B, Class C and Class D shares commenced operations on June 10, 1996.

STOCKHOLDER RIGHTS

     Stockholders of Dragon Fund are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a stockholder vote. Dragon Fund does not intend to hold meetings of stockholders in any year in which the Investment Company Act does not require stockholders to act upon any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of distribution arrangements; and (iv) ratification of selection of independent accountants. Voting rights for Directors are not cumulative. Shares of Dragon Fund to be issued to Emerging Tigers Fund stockholders in the Reorganization will be fully paid and non-assessable, will have no preemptive rights and will have the conversion rights described in this Prospectus and Proxy Statement and in the Dragon Fund Prospectus. Each share of Dragon Fund common stock is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund on liquidation or dissolution after satisfaction of outstanding liabilities, except that Class B, Class C and Class D shares bear certain additional expenses. Rights attributable to shares of Emerging Tigers Fund are substantially identical to those described above.

DIVIDENDS

     The current policy of Emerging Tigers Fund with respect to dividends is substantially similar to the policy of Dragon Fund. It is each Fund's intention to distribute all of its net investment income, if any. In addition, each Fund distributes all net realized capital gains, if any, to stockholders at least annually.

AUTOMATIC DIVIDEND REINVESTMENT PLAN


     Each Fund offers its stockholders an Automatic Dividend Reinvestment Plan (the "Plan") with substantially similar terms. Pursuant to the Plans, dividends will be automatically reinvested, without sales charge, in additional full and fractional shares of a Fund unless a stockholder has elected to receive such dividends in cash. For further information about the Plans, see "Shareholder Services -- Automatic Dividend Reinvestment Plan" in the Dragon Fund Statement.


     After the Reorganization, an Emerging Tigers Fund stockholder who has elected to receive dividends in cash will continue to receive dividends in cash; all other Emerging Tigers Fund stockholders will have their dividends automatically reinvested in shares of the Combined Fund. However, if a stockholder owns shares of both Funds, after the Reorganization the stockholder's election with respect to the dividends of Dragon Fund will control unless the stockholder specifically elects a different option at that time.

TAX INFORMATION


     The tax consequences associated with investment in shares of Emerging Tigers Fund are substantially identical to the tax consequences associated with investment in shares of Dragon Fund. See "Your Account -- Dividends and Taxes" in the Dragon Fund Prospectus.


PORTFOLIO TRANSACTIONS

     The procedures for engaging in portfolio transactions are generally the same for both Emerging Tigers Fund and Dragon Fund. For a discussion of these procedures, see "Investment Objective and Policies -- Other Investment Policies and Practices" in the Dragon Fund Prospectus and "Portfolio Transactions and Brokerage" in the Dragon Fund Statement.

     Each Fund may effect portfolio transactions on foreign securities exchanges and may incur settlement delays on certain of such exchanges. In addition, costs associated with transactions in foreign securities are generally higher than such costs associated with transactions in U.S. securities.

PORTFOLIO TURNOVER


     Generally, neither Emerging Tigers Fund nor Dragon Fund purchases securities for short-term trading profits. However, either Fund may dispose of securities without regard to the time that they have been held when such action, for defensive or other reasons, appears advisable to MLAM. Neither Fund has any limit on its rate of portfolio turnover. The portfolio turnover rates for Emerging Tigers Fund for the fiscal years ended November 30, 1998 and 1999 were 73.52% and 90.45%, respectively. The portfolio turnover rates for Dragon Fund for the fiscal years ended December 31, 1998 and 1999 were 99.85% and 88.37%, respectively. A higher portfolio turnover involves certain tax consequences, and may contribute to correspondingly greater transactional costs in the form of dealer spreads and brokerage commissions which are borne directly by the Fund.


ADDITIONAL INFORMATION

     Net Asset Value. Both Dragon Fund and Emerging Tigers Fund determine net asset value of each class of its shares once daily as of the close of business on the NYSE (generally, 4:00 p.m. Eastern time), on each day during which the NYSE is open for trading based on prices at the time of closing. Net asset value is computed by dividing the market value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time.

     Stockholder Services. Dragon Fund offers a number of stockholder services and investment plans designed to facilitate investment in shares of the Fund. In addition, U.S. stockholders of each class of shares of Dragon Fund have an exchange privilege with certain other MLAM-advised mutual funds. Stockholder services, including exchange privileges, available to stockholders of Emerging Tigers Fund and Dragon Fund are substantially identical. For a description of these services, see "Stockholder Services" in the Dragon Fund Statement.

     Custodian. Brown Brothers Harriman & Co. ("Brown Brothers") acts as custodian of the cash and securities of each Fund. The principal business address of Brown Brothers is 40 Water Street, Boston, MA 02109. It is expected that Brown Brothers will serve as the custodian of the Combined Fund.


     Transfer Agent, Dividend Disbursing Agent and Shareholder Servicing
Agent. Financial Data Services, Inc., an affiliate of MLAM and FAM, serves as the transfer agent, dividend disbursing agent and shareholder servicing agent with respect to each Fund (the "Transfer Agent"), at the same fee schedule, pursuant to separate transfer agency, dividend disbursing and service agreements with each Fund. The administrative offices of the Transfer Agent are located at 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. The mailing address of the Transfer Agent is P.O. Box 45289, Jacksonville, Florida 32232-5289. For the fiscal year ended December 31, 1999, Dragon Fund paid the Transfer Agent fees totaling $785,169; for the fiscal year ended November 30, 1999, Emerging Tigers Fund paid the Transfer Agent fees totaling $125,396.


     Capital Stock. Emerging Tigers Fund has an authorized capital of 400,000,000 shares of common stock, par value $.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D common stock. Class A and Class D each consist of 100,000,000 shares; Class B consists of 150,000,000 shares and Class C consists of 50,000,000 shares. Dragon Fund has an authorized capital of 500,000,000 shares of common stock, par value $0.10 per share, divided into four classes, also designated Class A, Class B, Class C and Class D common stock. Class A, Class C and Class D each consists of 100,000,000 shares and Class B consists of 200,000,000 shares. The rights, preferences and expenses attributable to the Class A, Class B, Class C and Class D shares of Emerging Tigers Fund are identical in all respects to those of the Class A, Class B, Class C and Class D shares of Dragon Fund.

     Stockholder Inquiries. Stockholder inquiries with respect to Emerging Tigers Fund and Dragon Fund may be addressed to either Fund by telephone at
(609) 282-2800 or at the address set forth on the cover page of this Proxy Statement and Prospectus.

                               THE REORGANIZATION

GENERAL

     Under the Agreement and Plan (attached hereto as Exhibit I), Dragon Fund will acquire substantially all of the assets, and will assume substantially all of the liabilities, of Emerging Tigers Fund, in exchange solely for an equal aggregate value of shares to be issued by Dragon Fund. Upon receipt by Emerging Tigers Fund of such shares, Emerging Tigers Fund will distribute the shares to the holders of shares of Emerging Tigers Fund, as described below.

     Generally, the assets transferred by Emerging Tigers Fund to Dragon Fund will equal all investments of Emerging Tigers Fund held in its portfolio after the close of business on the NYSE on the business day prior to the date the Reorganization takes place ("Valuation Time"), and all other assets of Emerging Tigers Fund as of such time.


     Emerging Tigers Fund will distribute the Corresponding Shares of Dragon Fund received by it pro rata to Emerging Tigers Fund stockholders in exchange for such stockholders' proportional interests in Emerging Tigers Fund. The Corresponding Shares of Dragon Fund received by Emerging Tigers Fund stockholders will be of the same class and have the same aggregate net asset value as each such stockholder's interest in Emerging Tigers Fund as of the Valuation Time. (See "Terms of the Agreement and Plan -- Valuation of Assets and Liabilities" for information concerning the calculation of net asset value.) The distribution will be accomplished by opening new accounts on the books of Dragon Fund in the names of all stockholders of Emerging Tigers Fund, including stockholders holding Emerging Tigers Fund shares in certificate form, and transferring to each stockholder's account the Corresponding Shares of Dragon Fund representing such stockholder's interest previously credited to the account of Emerging Tigers Fund. Stockholders holding Emerging Tigers Fund shares in certificate form may receive certificates representing the Corresponding Shares of Dragon Fund credited to their account in respect of such Emerging Tigers Fund shares by sending the certificates representing the Emerging Tigers Fund shares to the Transfer Agent accompanied by a written request for such exchange.


     Since the Corresponding Shares will be issued at net asset value and the shares of Emerging Tigers Fund will be valued at net asset value for the purposes of the exchange by Emerging Tigers Fund stockholders of such shares for the Corresponding Shares, the holders of shares of Emerging Tigers Fund will not be diluted as a result of the Reorganization. However, as a result of the Reorganization, a stockholder of Emerging Tigers Fund or Dragon Fund likely would find that his or her holdings represented a reduced percentage of ownership in the Combined Fund when compared to the percentage of ownership such holdings represented prior to the Reorganization.

PROCEDURE

     On January 20, 2000, the Board of Directors of Emerging Tigers Fund, including all of the Directors who are not "interested persons," as defined by the Investment Company Act, approved the Agreement and Plan and the submission of such Agreement and Plan to Emerging Tigers Fund stockholders for approval. The Board of Directors of Dragon Fund, including all of the Directors who are not interested persons, also approved the Agreement and Plan on January 20, 2000.

     If the stockholders of Emerging Tigers Fund approve the Reorganization at the Meeting, all required regulatory approvals are obtained and certain conditions are either met or waived, it is presently anticipated that the Reorganization will take place during the second calendar quarter of 2000.

     THE BOARD OF DIRECTORS OF EMERGING TIGERS FUND RECOMMENDS THAT EMERGING TIGERS FUND STOCKHOLDERS APPROVE THE AGREEMENT AND PLAN.

TERMS OF THE AGREEMENT AND PLAN

     The following is a summary of the significant terms of the Agreement and Plan. This summary is qualified in its entirety by reference to the Agreement and Plan, attached hereto as Exhibit I.

     Valuation of Assets and Liabilities. The respective assets of Emerging Tigers Fund and Dragon Fund will be valued as of the Valuation Time. The assets in each Fund will be valued according to the procedures set forth under "Your Account -- How Shares Are Priced" in the Dragon Fund Prospectus. Purchase orders for Emerging Tigers Fund shares which have not been confirmed as of the Valuation Time will be treated as assets of Emerging Tigers Fund for purposes of the Reorganization; redemption requests with respect to Emerging Tigers Fund shares which have not settled as of the Valuation Time will be treated as liabilities of Emerging Tigers Fund for purposes of the Reorganization.

     Distribution of Dragon Fund Shares. On the next full business day following the Valuation Time (the "Exchange Date"), Dragon Fund will issue to Emerging Tigers Fund a number of shares the aggregate net asset value of which will equal the aggregate net asset value of shares of Emerging Tigers Fund as of the Valuation Time. Each holder of Emerging Tigers Fund shares will receive, in exchange for his or her proportionate interest in Emerging Tigers Fund, Corresponding Shares of Dragon Fund of the same class and having the same aggregate net asset value as the Emerging Tigers Fund shares held by such stockholder as of the Valuation Time.


     Expenses. The expenses of the Reorganization that are directly attributable to Emerging Tigers Fund and the conduct of its business will be deducted from the assets of Emerging Tigers Fund as of the Valuation Time. These expenses are expected to include the expenses incurred in preparing, printing and mailing the proxy materials to be utilized in connection with the special meeting of stockholders and the expenses related to the solicitation of proxies to be voted at that meeting. The expenses attributable to Dragon Fund include the costs of printing sufficient copies of its Prospectus and its most recent Annual Report to accompany the Proxy Statement and Prospectus. The expenses of the Reorganization, including expenses in connection with obtaining the IRS private letter ruling, the preparation of the Agreement and Plan, legal fees and audit fees will be borne equally by each Fund. The expenses of the Reorganization attributable to Emerging Tigers Fund are currently estimated to be $86,000. MLAM has agreed to bear the expenses of the Reorganization attributable to Dragon Fund, which expenses are currently estimated to be $52,000.


     Required Approvals. Under Emerging Tigers Fund's Articles of Incorporation (as amended to date) and relevant Maryland law, stockholder approval of the Agreement and Plan requires the affirmative vote of Emerging Tigers Fund stockholders representing a majority of the total number of votes entitled to be cast thereon.

     Deregistration and Dissolution. Following the transfer of the assets and liabilities of Emerging Tigers Fund to Dragon Fund and the distribution of Corresponding Shares of Dragon Fund to Emerging Tigers Fund stockholders, Emerging Tigers Fund will terminate its registration under the Investment Company Act and its incorporation under Maryland law and will withdraw its authority to do business in any state where it is required to do so.

     Amendments and Conditions. The Agreement and Plan may be amended at any time prior to the Exchange Date with respect to any of the terms therein. The obligations of Emerging Tigers Fund and Dragon Fund pursuant to the Agreement and Plan are subject to various conditions, including a registration statement on Form N-14 being declared effective by the Commission, approval of the Reorganization by Emerging Tigers Fund stockholders, a favorable IRS ruling or an opinion of counsel being received as to tax matters, an opinion of counsel being received as to securities matters and the continuing accuracy of various representations and warranties of Emerging Tigers Fund and Dragon Fund being confirmed by the respective parties.

     Termination, Postponement and Waivers. The Agreement and Plan may be terminated, and the Reorganization abandoned at any time, whether before or after adoption thereof by the Emerging Tigers Fund stockholders, prior to the Exchange Date, or the Exchange Date may be postponed: (i) by mutual consent of the Boards of Directors of Emerging Tigers Fund and Dragon Fund; (ii) by the Board of Directors of Emerging Tigers Fund if any condition to Emerging Tigers Fund's obligations has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of Dragon Fund if any condition to Dragon Fund's obligations has not been fulfilled or waived by such Board.

POTENTIAL BENEFITS TO STOCKHOLDERS AS A RESULT OF THE REORGANIZATION

     FAM and the Board of Directors of Emerging Tigers Fund have identified certain potential benefits to stockholders that are likely to result from the Reorganization. First, following the Reorganization, Emerging Tigers Fund stockholders will remain invested in a non-diversified, open-end mutual fund that has an investment objective substantially similar to that of Emerging Tigers Fund. In addition, Emerging Tigers Fund stockholders are likely to experience certain additional benefits, including lower expenses per share, economies of scale and greater flexibility in portfolio management.


     Specifically, as described above under "Comparison of the Funds -- Management -- Management and Advisory Fees," after the Reorganization, the total operating expenses of the Combined Fund, as a percent of net assets, would be less than such percentage for Emerging Tigers Fund. See "Summary -- Pro Forma Fee Tables." In addition, certain fixed costs, such as costs of printing stockholder reports and proxy statements, legal expenses, audit fees, registration fees, mailing costs and other expenses would be spread across a larger asset base, thereby lowering the expense ratio borne by Emerging Tigers Fund stockholders. To illustrate the potential economies of scale for Emerging Tigers Fund, as of November 30, 1999, the total operating expense ratio for Class A shares of Emerging Tigers Fund was 2.26% (based on net assets of approximately $48.5 million) and the total operating expense ratio for Class A shares of Dragon Fund was 1.46% (based on net assets of approximately $378.2 million). If the Reorganization had taken place on that date, the total operating expense ratio for Class A shares of the Combined Fund on a pro forma basis would have been 1.44% (based on net assets of approximately $426.7 million).


     The following table sets forth (i) the net assets of Emerging Tigers Fund as of its last six fiscal year ends and as of February 29, 2000, and (ii) the net assets of Dragon Fund as of its last six fiscal year ends and as of February 29, 2000.



                 DRAGON FUND
---------------------------------------------
            DATE                 NET ASSETS
-----------------------------  --------------
As of February 29, 2000        $  424,392,898
As of December 31, 1999        $  432,332,764
As of December 31, 1998        $  300,231,695
As of December 31, 1997        $  526,774,230
As of December 31, 1996        $1,567,179,182
As of December 31, 1995        $1,337,399,382
As of December 31, 1994        $1,175,998,380



            EMERGING TIGERS FUND
---------------------------------------------
            DATE                 NET ASSETS
-----------------------------  --------------
As of February 29, 2000        $   56,391,013
As of November 30, 1999        $   48,483,614
As of November 30, 1998        $   43,175,187
As of November 30, 1997        $   72,573,562
As of November 30, 1996        $  199,103,816
As of November 30, 1995*       $  294,830,108
As of November 30, 1994*       $  318,413,736


---------------
* Emerging Tigers Fund was incorporated under the laws of the State of Maryland on December 23, 1993 as a closed-end investment company. It commenced operations as a closed-end investment company on March 4, 1994. Emerging Tigers Fund subsequently converted to an open-end investment company and commenced operations as an open-end investment company on June 10, 1996. As a result, the net asset figures for Emerging Tigers Fund as of November 30, 1994 and November 30, 1995 reflect its performance as a closed-end investment company.


     The net assets of Emerging Tigers Fund as of February 29, 2000 are below the level reached as of November 30, 1994 and showed a steady decline through November 30, 1998, including the substantial redemption experienced following the Fund's conversion to open-end status on June 10, 1996. The net assets of Dragon Fund also experienced a steady decline from December 31, 1996 through November 30, 1998, reflecting the volatile economic situation in the Asia-Pacific Basin. The net assets of Emerging Tigers Fund are substantially smaller than the net assets of Dragon Fund. FAM believes that the economies of scale that may be realized as a result of the Reorganization would be beneficial to Emerging Tigers Fund stockholders.


     Based on the foregoing, the Board of Directors of Emerging Tigers Fund concluded that the Reorganization presents no significant risks or costs (including legal, accounting and administrative costs) that would outweigh the benefits discussed above. In approving the Reorganization, the Board of Directors of each Fund determined that the interests of existing stockholders of that Fund would not be diluted as a result of the Reorganization.

TAX CONSEQUENCES OF THE REORGANIZATION

     General. The Reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under
Section 368(a)(1)(C) of the Code. Emerging Tigers Fund and Dragon Fund have elected and qualified for the special tax treatment afforded "regulated investment companies" under the Code, and Dragon Fund intends to continue to so qualify after the Reorganization. Emerging Tigers Fund and Dragon Fund have jointly requested a private letter ruling from the IRS to the effect that for Federal income tax purposes: (i) the Reorganization, as described, will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code and Emerging Tigers Fund and Dragon Fund will each be deemed a "party" to the Reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the stockholders of Emerging Tigers Fund upon the receipt of Corresponding Shares of Dragon Fund in the Reorganization solely in exchange for their shares of Emerging Tigers Fund; (iii) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares of Dragon Fund received by the stockholders of Emerging Tigers Fund in the Reorganization will be equal, in the aggregate, to the tax basis of the shares of Emerging Tigers Fund surrendered in exchange; (iv) in accordance with Section 1223 of the Code, the holding period of the Corresponding Shares of Dragon Fund received by stockholders of Emerging Tigers Fund in the Reorganization will include the holding period of the shares of Emerging Tigers Fund immediately prior to the liquidation of Emerging Tigers Fund (provided that at the time of the Reorganization the shares of Emerging Tigers Fund were held as capital assets); (v) in accordance with Section 361(a) of the Code, no gain or loss will be recognized by Emerging Tigers Fund on the asset transfer solely in exchange for Dragon Fund shares or on the distribution of Dragon Fund shares to Emerging Tigers Fund stockholders under Section 361(c)(1) of the Code; (vi) under Section 1032 of the Code, no gain or loss will be recognized by Dragon Fund on the exchange of its shares for Emerging Tigers Fund assets; (vii) in accordance with Section 362(b) of the Code, the tax basis of the assets of Emerging Tigers Fund in the hands of Dragon Fund will be the same as the tax basis of such assets in the hands of Emerging Tigers Fund immediately prior to the Reorganization; (viii) in accordance with Section 1223 of the Code, the holding period of the transferred assets in the hands of Dragon Fund will include the holding period of such assets in the hands of Emerging Tigers Fund; and (ix) the taxable year of Emerging Tigers Fund will end on the effective date of the Reorganization and pursuant to Section 381(a) of the Code and regulations thereunder, Dragon Fund will succeed to and take into account certain tax attributes of Emerging Tigers Fund, such as earnings and profits, capital loss carryovers and method of accounting. If the IRS does not issue a favorable private letter ruling in advance of the selected closing date, the Funds may proceed with the closing of the Reorganization upon receipt of an opinion of counsel regarding the tax matters covered by the ruling request.

     As of November 30, 1999, each Fund had significant net realized capital losses and net unrealized capital gains. As a result of the Reorganization and subject to certain limitations, stockholders of each Fund may benefit from the ability of the Combined Fund to use the net realized capital losses of the other Fund to offset the net realized capital gains of the Combined Fund, if any.

     Stockholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, stockholders also should consult their tax advisers as to the foreign, state and local tax consequences of the Reorganization.

     Status as a Regulated Investment Company. Both Emerging Tigers Fund and Dragon Fund have elected and qualified to be taxed as regulated investment companies under Sections 851-855 of the Code, and after the Reorganization, Dragon Fund intends to continue to operate so as to qualify as a regulated investment company. Following the liquidation and dissolution of Emerging Tigers Fund and distribution of shares of Dragon Fund to Emerging Tigers Fund stockholders, Emerging Tigers Fund will terminate its registration under the Investment Company Act and its incorporation under Maryland law.

CAPITALIZATION


     The following table sets forth as of December 31, 1999: (i) the capitalization of Emerging Tigers Fund, (ii) the capitalization of Dragon Fund and (iii) the capitalization of the Combined Fund as adjusted to give effect to the Reorganization.


       PRO FORMA CAPITALIZATION OF DRAGON FUND, EMERGING TIGERS FUND AND

                     COMBINED FUND AS OF DECEMBER 31, 1999


                                  DRAGON FUND


                                                  CLASS A        CLASS B         CLASS C        CLASS D
                                                -----------    ------------    -----------    -----------
Total Net Assets..............................  $34,210,973    $278,333,586    $26,435,642    $93,352,563
Shares Outstanding............................    2,622,901      22,077,635      2,129,026      7,177,419
Net Asset Value Per Share.....................  $     13.04    $      12.61    $     12.42    $     13.01

                              EMERGING TIGERS FUND


                                                      CLASS A       CLASS B       CLASS C       CLASS D
                                                    -----------    ----------    ----------    ----------
Total Net Assets..................................  $40,557,138    $8,638,028    $2,426,464    $2,415,517
Shares Outstanding................................    4,050,983       880,889       247,104       242,201
Net Asset Value Per Share.........................  $     10.01    $     9.81    $     9.82    $     9.97



                                 COMBINED FUND*



                                                  CLASS A        CLASS B         CLASS C        CLASS D
                                                -----------    ------------    -----------    -----------
Total Net Assets..............................  $74,703,564    $286,957,867    $28,858,244    $95,764,236
Shares Outstanding............................    5,732,590      22,762,926      2,324,401      7,363,026
Net Asset Value Per Share.....................  $     13.03    $      12.61    $     12.42    $     13.01


---------------

* Total Net Assets and Net Asset Value Per Share include the aggregate value of Emerging Tigers Fund's net assets which would have been transferred to Dragon Fund had the Reorganization been consummated on December 31, 1999. Total Net Assets reflects the charge for estimated Reorganization expenses of $86,000 attributable to Emerging Tigers Fund. No assurance can be given as to how many shares of Dragon Fund the Emerging Tigers Fund stockholders will receive on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Dragon Fund that actually will be received by Emerging Tigers Fund stockholders on or after such date.


                   INFORMATION CONCERNING THE SPECIAL MEETING

DATE, TIME AND PLACE OF MEETING


     The Meeting will be held on April 26, 2000, at the offices of Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey at 11:45 a.m., Eastern time.


SOLICITATION, REVOCATION AND USE OF PROXIES

     A stockholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of Emerging Tigers Fund. Although mere attendance at the Meeting will not revoke a proxy, a stockholder present at the Meeting may withdraw his or her proxy and vote in person.

     All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated on a properly executed proxy, such shares will be voted "FOR" approval of the Agreement and Plan.


     It is not anticipated that any matters other than the adoption of the Agreement and Plan will be brought before the Meeting. If, however, any other business properly is brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.


RECORD DATE AND OUTSTANDING SHARES


     Only holders of record of shares of Emerging Tigers Fund at the close of business on March 15, 2000 (the "Record Date") are entitled to vote at the Meeting or any adjournment thereof. At the close of business on the Record Date, there were 5,115,464 shares of Emerging Tigers Fund common stock issued and outstanding and entitled to vote.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF EMERGING TIGERS FUND AND DRAGON FUND


     To the knowledge of Emerging Tigers Fund, no person or entity owned beneficially or of record 5% or more of the shares of Emerging Tigers Fund outstanding on the Record Date.

     At the Record Date, the Directors and officers of Emerging Tigers Fund as a group (9 persons) owned an aggregate of less than 1% of the outstanding shares of Emerging Tigers Fund and owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.



     To the knowledge of Dragon Fund, no person or entity owned beneficially or of record 5% or more of the shares of Dragon Fund outstanding on the Record Date.



     At the Record Date, the Directors and officers of Dragon Fund as a group (9 persons) owned an aggregate of less than 1% of the outstanding shares of Dragon Fund and owned less than 1% of the outstanding shares of common stock of ML & Co.


VOTING RIGHTS AND REQUIRED VOTE

     For purposes of this Proxy Statement and Prospectus, each share of each class of Emerging Tigers Fund is entitled to one vote. Approval of the Agreement and Plan requires the affirmative vote of Emerging Tigers Fund stockholders representing a majority of the total votes entitled to be cast thereon, with all shares voting as a single class.

     Under Maryland law, stockholders of a registered open-end investment company such as Emerging Tigers Fund are not entitled to demand the fair value of their shares upon a transfer of assets and will be bound by the terms of the Reorganization if approved at the Meeting. However, any stockholder of Emerging Tigers Fund may redeem his or her Emerging Tigers Fund shares prior to the Reorganization.


     A quorum for purposes of the Meeting consists of one-third of the shares entitled to vote at the Meeting, present in person or by proxy. If, by the time scheduled for the Meeting, a quorum of Emerging Tigers Fund's stockholders is not present or if a quorum is present but sufficient votes in favor of the Agreement and Plan are not received from the stockholders of Emerging Tigers Fund, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from stockholders. Any such adjournment will require the affirmative vote of a majority of the shares of Emerging Tigers Fund present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of the stockholders of Emerging Tigers Fund.


                             ADDITIONAL INFORMATION


     The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement and Prospectus will be borne by Emerging Tigers Fund. Emerging Tigers Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of shares of Emerging Tigers Fund and will reimburse certain persons that Emerging Tigers Fund may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners of shares of Emerging Tigers Fund.



     In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of Emerging Tigers Fund. Emerging Tigers Fund has retained Shareholder Communications Corporation, 17 State Street, New York, New York 10004 to aid in the solicitation of proxies, at a cost to be borne by Emerging Tigers Fund of approximately $5,000, plus out-of-pocket expenses of approximately $12,000.


     Broker-dealer firms, including Merrill Lynch, holding shares of Emerging Tigers Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. Broker-dealer firms, including Merrill Lynch, will not be permitted to vote without instructions with respect to the approval of the Agreement and Plan. Properly executed proxies that are returned but that are marked "abstain" or with respect to which a broker-dealer has received no instructions and therefore has declined to vote on the proposal ("broker non-votes") will be counted as present for the purposes of determining a quorum. However, abstentions and broker non-votes will have the same effect as a vote against approval of the Agreement and Plan.

     This Proxy Statement and Prospectus does not contain all of the information set forth in the registration statements and the exhibits relating thereto which Emerging Tigers Fund and Dragon Fund, respectively, have filed with the Commission under the Securities Act and the Investment Company Act, to which reference is hereby made.

     Emerging Tigers Fund and Dragon Fund both file reports and other information with the Commission. Reports, proxy statements, registration statements and other information filed by Emerging Tigers Fund and Dragon Fund can be inspected and copied at the public reference facilities of the Commission in Washington, D.C. and at the New York Regional Office of the Commission at Seven World Trade Center, New York, New York 10048. Copies of such materials also can be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, the Dragon Fund Prospectus, the Emerging Tigers Fund Prospectus, the Dragon Fund Statement, the Emerging Tigers Fund Statement, other material incorporated by reference and other information regarding the Funds.

                               LEGAL PROCEEDINGS

     There are no material legal proceedings to which Emerging Tigers Fund or Dragon Fund is a party.

                                 LEGAL OPINIONS

     Certain legal matters in connection with the Reorganization will be passed upon for Emerging Tigers Fund and Dragon Fund by Brown & Wood LLP, One World Trade Center, New York, New York 10048.

                                    EXPERTS


     The financial highlights of Dragon Fund and Emerging Tigers Fund included in this Proxy Statement and Prospectus have been so included in reliance on the reports of Deloitte & Touche LLP ("D&T"), independent auditors, given on their authority as experts in auditing and accounting. The principal business address of D&T is Princeton Forrestal Village, 116-300 Village Boulevard, Princeton, New Jersey 08540-6400. D&T will serve as the independent auditors for the Combined Fund after the Reorganization.


                             STOCKHOLDER PROPOSALS

     A stockholder proposal intended to be presented at any subsequent meeting of stockholders of Emerging Tigers Fund must be received by Emerging Tigers Fund in a reasonable time before Emerging Tigers Fund begins to print and mail the proxy solicitation materials to be utilized in connection with such meeting in order to be considered in Emerging Tigers Fund's proxy statement and form of proxy relating to the meeting.

                                      By Order of the Board of Directors,

                                      PHILLIP S. GILLESPIE
                                      Secretary, Merrill Lynch Emerging Tigers
                                      Fund, Inc.

                      AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is made as of the 21st day of March, 2000, by and between Merrill Lynch Dragon Fund, Inc., a Maryland corporation ("Dragon Fund"), and Merrill Lynch Emerging Tigers Fund, Inc., a Maryland corporation ("Emerging Tigers Fund" and, together with Dragon Fund, the "Funds").


                             PLAN OF REORGANIZATION

     The reorganization will comprise the acquisition by Dragon Fund of substantially all of the assets, and the assumption of substantially all of the liabilities, of Emerging Tigers Fund in exchange solely for an equal aggregate value of newly issued shares of Dragon Fund's common stock, with a par value of $.10 per share, and the subsequent distribution of Corresponding Shares (defined below) of Dragon Fund to the stockholders of Emerging Tigers Fund in exchange for their shares of common stock of Emerging Tigers Fund, with a par value of $.10 per share, in liquidation of Emerging Tigers Fund, all upon and subject to the terms hereinafter set forth (the "Reorganization").

     In the course of the Reorganization, shares of Dragon Fund will be distributed to Emerging Tigers Fund stockholders as follows: each holder of shares in Emerging Tigers Fund will be entitled to receive the same class of shares of Dragon Fund (i.e., Class A, Class B, Class C or Class D) (the "Corresponding Shares") as they held in Emerging Tigers Fund immediately prior to the Reorganization. The same distribution fees, account maintenance fees and sales charges (including contingent deferred sales charges), if any, shall apply to the Corresponding Shares as applied to shares of Emerging Tigers Fund immediately prior to the Reorganization. The aggregate net asset value of the Corresponding Shares of Dragon Fund to be received by each stockholder of Emerging Tigers Fund will equal the aggregate net asset value of the Emerging Tigers Fund shares owned by such stockholder on the Exchange Date (defined below). In consideration therefor, on the Exchange Date, Dragon Fund shall acquire substantially all of Emerging Tigers Fund's assets and assume substantially all of Emerging Tigers Fund's obligations and liabilities then existing, whether absolute, accrued, contingent or otherwise. It is intended that the Reorganization described in this Plan shall be a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision.

     As promptly as practicable after the consummation of the Reorganization, Emerging Tigers Fund shall be dissolved in accordance with the laws of the State of Maryland and will terminate its registration under the Investment Company Act of 1940, as amended (the "1940 Act").

                                   AGREEMENT

     In order to consummate the Reorganization and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, Dragon Fund and Emerging Tigers Fund hereby agree as follows:

1. Representations and Warranties of Dragon Fund.

     Dragon Fund represents and warrants to, and agrees with, Emerging Tigers Fund that:

          (a) Dragon Fund is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. Dragon Fund has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

          (b) Dragon Fund is duly registered under the 1940 Act as a non-diversified, open-end management investment company (File No. 811-6581), and such registration has not been revoked or rescinded and is in full force and effect. Dragon Fund has elected and qualified for the special tax treatment afforded regulated investment companies ("RICs") under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify until consummation of the Reorganization and thereafter.

          (c) Emerging Tigers Fund has been furnished with a statement of assets and liabilities and a schedule of investments of Dragon Fund, each as of December 31, 1999, said financial statements having been examined by

     Deloitte & Touche LLP, independent public accountants. An unaudited statement of assets and liabilities of Dragon Fund and an unaudited schedule of investments of Dragon Fund, each as of the Valuation Time (defined below), will be furnished to Emerging Tigers Fund at or prior to the Exchange Date for the purpose of determining the number of shares of Dragon Fund to be issued pursuant to Section 4 of this Agreement; and each will fairly present the financial position of Dragon Fund as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

          (d) Emerging Tigers Fund has been furnished with Dragon Fund's Annual Report to Stockholders for the fiscal year ended December 31, 1999, and the financial statements appearing therein fairly present the financial position of Dragon Fund as of the dates indicated in conformity with generally accepted accounting principles applied on a consistent basis.


          (e) Emerging Tigers Fund has been furnished with the prospectus and statement of additional information of Dragon Fund, each dated March 22, 2000, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.


          (f) Dragon Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

          (g) There are no material legal, administrative or other proceedings pending or, to the knowledge of Dragon Fund, threatened against it which assert liability on the part of Dragon Fund or which materially affect its financial condition or its ability to consummate the Reorganization. Dragon Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

          (h) Dragon Fund is not a party to or obligated under any provision of its Articles of Incorporation, as amended and supplemented, or its by-laws, as amended, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement.

          (i) There are no material contracts outstanding to which Dragon Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (l) below) or will not otherwise be disclosed to Emerging Tigers Fund prior to the Valuation Time.

          (j) Dragon Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since the date of Dragon Fund's most recent annual or semi-annual report to stockholders; and those incurred in connection with the Reorganization. As of the Valuation Time, Dragon Fund will advise Emerging Tigers Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

          (k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Dragon Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

          (l) The registration statement filed by Dragon Fund on Form N-14 relating to the shares of Dragon Fund to be issued pursuant to this Agreement which includes the proxy statement of Emerging Tigers Fund and the prospectus of Dragon Fund with respect to the transaction contemplated herein, and any supplement or amendment thereto or to the documents therein (as amended, the "N-14 Registration Statement"), on its effective date, at the time of the stockholders' meeting referred to in Section 6(a) of this Agreement and at the Exchange Date, insofar as it relates to Dragon Fund
     (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Emerging Tigers Fund for use in the N-14 Registration Statement as provided in
     Section 6(e) of this Agreement.

          (m) Dragon Fund is authorized to issue 500,000,000 shares of common stock, par value $.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock; Class A, Class C and Class D each consists of 100,000,000 shares and Class B consists of 200,000,000 shares; each outstanding share is fully paid and nonassessable and has full voting rights.

          (n) Dragon Fund shares to be issued to Emerging Tigers Fund pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no stockholder of Dragon Fund will have any preemptive right of subscription or purchase in respect thereof.

          (o) At or prior to the Exchange Date, Dragon Fund shares to be transferred to Emerging Tigers Fund for distribution to the stockholders of Emerging Tigers Fund on the Exchange Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of Emerging Tigers Fund presently are qualified, and there are a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

          (p) At or prior to the Exchange Date, Dragon Fund will have obtained any and all regulatory, Director and stockholder approvals necessary to issue the shares of Dragon Fund to Emerging Tigers Fund.

2. Representations and Warranties of Emerging Tigers Fund.

     Emerging Tigers Fund represents and warrants to, and agrees with, Dragon Fund that:

          (a) Emerging Tigers Fund is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. Emerging Tigers Fund has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

          (b) Emerging Tigers Fund is duly registered under the 1940 Act as a non-diversified, open-end management investment company (File No. 811-7135), and such registration has not been revoked or rescinded and is in full force and effect. Emerging Tigers Fund has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception, and intends to continue to so qualify for its taxable year ending upon liquidation.

          (c) As used in this Agreement, the term "Investments" shall mean (i) the investments of Emerging Tigers Fund shown on the schedule of its investments as of the Valuation Time (as defined in Section 3(c) of this Agreement) furnished to Dragon Fund; and (ii) all other assets owned by Emerging Tigers Fund or liabilities incurred as of the Valuation Time.

          (d) Emerging Tigers Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of its Board of Directors and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

          (e) Dragon Fund has been furnished with a statement of assets and liabilities and a schedule of investments of Emerging Tigers Fund, each as of November 30, 1999, said financial statements having been examined by Deloitte & Touche LLP, independent public accountants. An unaudited statement of assets and liabilities of Emerging Tigers Fund and an unaudited schedule of investments of Emerging Tigers Fund, each as of the Valuation Time, will be furnished to Dragon Fund at or prior to the Exchange Date for the purpose of determining the number of shares of Dragon Fund to be issued pursuant to
     Section 4 of this Agreement; and each will fairly present the financial position of Emerging Tigers Fund as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

          (f) Dragon Fund has been furnished with Emerging Tigers Fund's Annual Report to Stockholders for the year ended November 30, 1999 and the financial statements appearing therein fairly present the financial position of Emerging Tigers Fund as of the dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

          (g) Dragon Fund has been furnished with the prospectus and statement of additional information of Emerging Tigers Fund, each dated April 1, 1999, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (h) There are no material legal, administrative or other proceedings pending or, to the knowledge of Emerging Tigers Fund, threatened against it which assert liability on the part of Emerging Tigers Fund or which materially affect its financial condition or its ability to consummate the Reorganization. Emerging Tigers Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

          (i) There are no material contracts outstanding to which Emerging Tigers Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to Dragon Fund prior to the Valuation Time.

          (j) Emerging Tigers Fund is not a party to or obligated under any provision of its Articles of Incorporation, as amended, restated and supplemented, or its by-laws, as amended, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement.

          (k) Emerging Tigers Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since November 30, 1999 and those incurred in connection with the Reorganization. As of the Valuation Time, Emerging Tigers Fund will advise Dragon Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

          (l) Emerging Tigers Fund has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Exchange Date occurs. All tax liabilities of Emerging Tigers Fund have been adequately provided for on its books, and no tax deficiency or liability of Emerging Tigers Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Exchange Date occurs.

          (m) At both the Valuation Time and the Exchange Date, Emerging Tigers Fund will have full right, power and authority to sell, assign, transfer and deliver the Investments. At the Exchange Date, subject only to the delivery of the Investments as contemplated by this Agreement, Emerging Tigers Fund will have good and marketable title to all of the Investments, and Dragon Fund will acquire all of the Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Investments or materially affect title thereto).

          (n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Emerging Tigers Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

          (o) The N-14 Registration Statement, on its effective date, at the time of the stockholders' meeting referred to in Section 6(a) of this Agreement and on the Exchange Date, insofar as it relates to Emerging Tigers Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Dragon Fund for use in the N-14 Registration Statement as provided in Section 6(e) of this Agreement.

          (p) Emerging Tigers Fund is authorized to issue 400,000,000 shares of common stock, par value $.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock. Class A and Class D Common Stock each consist of 100,000,000 shares, Class B Common Stock consists of 150,000,000 shares and Class C Common Stock consists of 50,000,000 shares; each outstanding share is fully paid and nonassessable and has full voting rights.

          (q) The books and records of Emerging Tigers Fund made available to Dragon Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of Emerging Tigers Fund.

          (r) Emerging Tigers Fund will not sell or otherwise dispose of any of the shares of Dragon Fund to be received in the Reorganization, except in distribution to the stockholders of Emerging Tigers Fund.

3. The Reorganization.

     (a) Subject to receiving the requisite approval of the stockholders of Emerging Tigers Fund, and to the other terms and conditions contained herein, Emerging Tigers Fund agrees to convey, transfer and deliver to Dragon Fund and Dragon Fund agrees to acquire from Emerging Tigers Fund, on the Exchange Date, all of the Investments (including interest accrued as of the Valuation Time on debt instruments) of Emerging Tigers Fund, and assume substantially all of the liabilities of Emerging Tigers Fund, in exchange solely for that number of shares of Dragon Fund provided in Section 4 of this Agreement. Pursuant to this Agreement, as soon as practicable on or after the Exchange Date, Emerging Tigers Fund will distribute all shares of Dragon Fund received by it to its stockholders in exchange for their corresponding Emerging Tigers Fund shares. Such distribution shall be accomplished by the opening of stockholder accounts on the stock ledger records of Dragon Fund in the amounts due the stockholders of Emerging Tigers Fund based on their respective holdings in Emerging Tigers Fund as of the Valuation Time.

     (b) Emerging Tigers Fund will pay or cause to be paid to Dragon Fund any interest it receives on or after the Exchange Date with respect to the Investments transferred to Emerging Tigers Fund hereunder.


     (c) The Valuation Time shall be 4:00 P.M., Eastern time, on June 2, 2000, or such earlier or later day and time as may be mutually agreed upon in writing (the "Valuation Time").


     (d) Dragon Fund will acquire substantially all of the assets of, and assume substantially all of the known liabilities of, Emerging Tigers Fund, except that recourse for such liabilities will be limited to the net assets of Emerging Tigers Fund acquired by Dragon Fund. The known liabilities of Emerging Tigers Fund as of the Valuation Time shall be confirmed in writing to Dragon Fund by Emerging Tigers Fund pursuant to Section 2(k) of this Agreement.

     (e) Dragon Fund and Emerging Tigers Fund will jointly file Articles of Transfer with the State Department of Assessments and Taxation of Maryland and any other such instrument as may be required by the State of Maryland to effect the transfer of the Investments of Emerging Tigers Fund to Dragon Fund.

     (f) Emerging Tigers Fund will be dissolved following the Exchange Date by filing Articles of Dissolution with the State Department of Assessments and Taxation of Maryland.

4. Issuance and Valuation of Shares of Dragon Fund in the Reorganization.

     Full shares of Dragon Fund, and to the extent necessary, fractional shares of Dragon Fund, of an aggregate net asset value equal to the net asset value of the assets of Emerging Tigers Fund acquired, determined as hereinafter provided, reduced by the amount of liabilities of Emerging Tigers Fund assumed by Dragon Fund, shall be issued by Dragon Fund in exchange for such assets of Emerging Tigers Fund. The net asset value of Emerging Tigers Fund and Dragon Fund shall be determined in accordance with the procedures described in the prospectus of Dragon Fund as of the Valuation Time. Such valuation and determination shall be made by Dragon Fund in cooperation with Emerging Tigers Fund. Dragon Fund shall issue its Class A, Class B, Class C and Class D shares to Emerging Tigers Fund in certificates or share deposit receipts (one in respect of each class) registered in the name of Emerging Tigers Fund. Emerging Tigers Fund shall distribute Corresponding Shares of Dragon Fund to its stockholders by redelivering such certificates to Financial Data Services, Inc.

5. Payment of Expenses.


     (a) With respect to expenses incurred in connection with the Reorganization, (i) Dragon Fund shall pay all expenses incurred which are attributable solely to Dragon Fund and the conduct of its business and (ii) Emerging Tigers Fund shall pay all expenses incurred which are attributable solely to Emerging Tigers Fund and the conduct of its business. The expenses attributable to Emerging Tigers Fund are expected to include the expenses incurred in preparing, printing and mailing the proxy materials to be utilized in connection with the special meeting of stockholders and the expenses related to the solicitation of proxies to be voted at such meeting. The expenses attributable to Dragon Fund are expected to include the costs of printing sufficient copies of its Prospectus and its most recent Annual Report to stockholders to accompany the Proxy Statement and Prospectus. The expenses of the Reorganization, including expenses in connection with obtaining the IRS ruling, the preparation of this Agreement, legal fees and audit fees, will be borne equally by the Funds.


     (b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

6. Covenants of Dragon Fund and Emerging Tigers Fund.

     (a) Emerging Tigers Fund agrees to call a special meeting of the stockholders of Emerging Tigers Fund to be held as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the Reorganization as described in this Agreement, and it shall be a condition to the obligations of each of the parties hereto that the holders of a majority of the shares of Emerging Tigers Fund issued and outstanding and entitled to vote thereon, shall have approved this Agreement at such a meeting at or prior to the Valuation Time.

     (b) Dragon Fund and Emerging Tigers Fund each covenants to operate the business of Dragon Fund and Emerging Tigers Fund, respectively, as presently conducted between the date hereof and the Exchange Date.

     (c) Emerging Tigers Fund agrees that following the consummation of the Reorganization, it will dissolve in accordance with the laws of the State of Maryland and any other applicable law, it will not make any distributions of any Dragon Fund shares other than to the stockholders of Emerging Tigers Fund and without first paying or adequately providing for the payment of all of Emerging Tigers Fund's liabilities not assumed by Dragon Fund, if any, and on and after the Exchange Date it shall not conduct any business except in connection with its dissolution.

     (d) Emerging Tigers Fund undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that Emerging Tigers Fund has ceased to be a registered investment company.

     (e) Dragon Fund will file the N-14 Registration Statement with the Securities and Exchange Commission (the "Commission") and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Dragon Fund and Emerging Tigers Fund agree to cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and the state securities laws.

     (f) Dragon Fund has no plan or intention to sell or otherwise dispose of the assets of Emerging Tigers Fund to be acquired in the Reorganization, except for dispositions made in the ordinary course of business.

     (g) Emerging Tigers Fund and Dragon Fund each agrees that by the Exchange Date all of its Federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. Dragon Fund agrees to retain for a period of ten (10) years following the Exchange Date all returns, schedules and work papers and all material records or other documents relating to tax matters of Emerging Tigers Fund for its taxable period first ending after the Exchange Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Exchange Date, Emerging Tigers Fund shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by Emerging Tigers Fund with respect to Emerging Tigers Fund's final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by Emerging Tigers Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Exchange Date shall be borne by Emerging Tigers Fund to the extent such expenses have been accrued by Emerging Tigers Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by Fund Asset Management, L.P. ("FAM"), investment adviser to Emerging Tigers Fund, at the time such tax returns and Forms 1099 are prepared.

     (h) Emerging Tigers Fund agrees to mail to its stockholders of record entitled to vote at the special meeting of stockholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of
Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

     (i) Following consummation of the Reorganization, Dragon Fund expects to stay in existence and continue its business as a non-diversified, open-end management investment company registered under the 1940 Act.

7. Exchange Date.

     (a) Delivery of the assets of Emerging Tigers Fund to be transferred, together with any other Investments, and the Dragon Fund shares to be issued, shall be made at the offices of Brown & Wood LLP, One World Trade Center, New York, New York 10048, at 10:00 A.M. on the next full business day following the Valuation Time, or at such other place, time and date agreed to by Emerging Tigers Fund and Dragon Fund, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date." To the extent that any Investments, for any reason, are not transferable on the Exchange Date, Emerging Tigers Fund shall cause such Investments to be transferred to Dragon Fund's account with Brown Brothers Harriman & Co. at the earliest practicable date thereafter.

     (b) Emerging Tigers Fund will deliver to Dragon Fund on the Exchange Date confirmations or other adequate evidence as to the tax basis of each of the Investments delivered to Dragon Fund hereunder, certified by Deloitte & Touche LLP.

     (c) As soon as practicable after the close of business on the Exchange Date, Emerging Tigers Fund shall deliver to Dragon Fund a list of the names and addresses of all of the stockholders of record of Emerging Tigers Fund on the Exchange Date and the number of shares of Emerging Tigers Fund owned by each such stockholder, certified to the best of their knowledge and belief by the transfer agent for Emerging Tigers Fund or by its President.

8. Emerging Tigers Fund Conditions.

     The obligations of Emerging Tigers Fund hereunder shall be subject to the following conditions:

          (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of the holders of a majority of the shares of Emerging Tigers Fund, issued and outstanding and entitled to vote thereon, voting together as a single class, and by the Board of Directors of Dragon Fund; and that Dragon Fund shall have delivered to Emerging Tigers Fund a copy of the resolution approving this Agreement adopted by Dragon Fund's Board of Directors, certified by the Secretary of Dragon Fund.

          (b) That Dragon Fund shall have furnished to Emerging Tigers Fund a statement of Dragon Fund's assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a schedule of its investments, all as of the Valuation Time, certified on Dragon Fund's behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by Dragon Fund's President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Dragon Fund since the date of Dragon Fund's most recent annual or semi-annual report to stockholders, other than changes in its portfolio securities since the date of such report or changes in the market value of its portfolio securities.

          (c) That Dragon Fund shall have furnished to Emerging Tigers Fund a certificate signed by Dragon Fund's President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that, as of the Valuation Time and as of the Exchange Date all representations and warranties of Dragon Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that Dragon Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

          (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

          (e) That Emerging Tigers Fund shall have received an opinion of Brown & Wood LLP, as counsel to both Dragon Fund and Emerging Tigers Fund, in form and substance satisfactory to Emerging Tigers Fund and dated the Exchange Date, to the effect that (i) each of Dragon Fund and Emerging Tigers Fund is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland; (ii) the Corresponding Shares of Dragon Fund to be issued pursuant to this Agreement are duly authorized and, upon delivery, will be validly issued and outstanding and fully paid and nonassessable by Dragon Fund, and no stockholder of Dragon Fund has any preemptive right to subscription or purchase in respect thereof (pursuant to the Articles of Incorporation of Dragon Fund, as amended and supplemented, or the by-laws of Dragon Fund, as amended, or, to the best of such counsel's knowledge, otherwise); (iii) this Agreement has been duly authorized, executed and delivered by each of Dragon Fund and Emerging Tigers Fund, and represents a valid and binding contract, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors' rights generally and court decisions with respect thereto; provided, such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (iv) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provisions of Maryland law, the Articles of Incorporation of Dragon Fund, as amended and supplemented, the Articles of Incorporation of Emerging Tigers Fund, as amended, restated and supplemented, the by-laws of Dragon Fund or Emerging Tigers Fund, as amended, or any agreement (known to such counsel) to which either Dragon Fund or Emerging Tigers Fund is a party or by which either Dragon Fund or Emerging Tigers Fund is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Reorganization; (v) Emerging Tigers Fund has the power to sell, assign, transfer and deliver the assets transferred by it hereunder and, upon consummation of the Reorganization in accordance with the terms of this Agreement, Emerging Tigers Fund will have duly transferred such assets and liabilities in accordance with this Agreement; (vi) to the best of such counsel's knowledge, no consent, approval, authorization or order of any United States federal court, Maryland state court or governmental authority is required for the consummation by Dragon Fund and Emerging Tigers Fund of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder and under Maryland law and such as may be required under state securities laws; (vii) the N-14 Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder; (viii) the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; (ix) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of a character required to be describe d in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (x) neither Dragon Fund nor Emerging Tigers Fund, to the knowledge of such counsel, is required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities laws, and except where each has so qualified or the failure so to qualify would not have a material adverse effect on Dragon Fund, Emerging Tigers Fund or their respective stockholders; (xi) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against Dragon Fund or Emerging Tigers Fund, the unfavorable outcome of which would materially and adversely affect Dragon Fund or Emerging Tigers Fund; (xii) all corporate actions required to be taken by Dragon Fund and Emerging Tigers Fund to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary corporate actions on the part of Dragon Fund and Emerging Tigers Fund; and
     (xiii) such opinion is solely for the benefit of Dragon Fund and Emerging Tigers Fund and their Directors and officers. Such opinion also shall state that (x) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (y) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to Dragon Fund or Emerging Tigers Fund contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Brown & Wood LLP may state that it is relying on certificates of officers of Dragon Fund and Emerging Tigers Fund with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of Dragon Fund and Emerging Tigers Fund.

          (f) That Emerging Tigers Fund shall have received either (a) a private letter ruling from the Internal Revenue Service or (b) an opinion of Brown & Wood LLP, to the effect that for Federal income tax purposes (i) the transfer of substantially all of the Investments of Emerging Tigers Fund to Dragon Fund in exchange solely for shares of Dragon Fund as provided in this Agreement will constitute a reorganization within the meaning of
     Section 368(a)(1)(C) of the Code, and Emerging Tigers Fund and Dragon Fund will each be deemed to be a "party" to the Reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to Emerging Tigers Fund as a result of the asset transfer solely in exchange for Dragon Fund shares or on the distribution of the Dragon Fund stock to Emerging Tigers Fund stockholders under Section 361(c)(1) of the Code; (iii) under Section 1032 of the Code, no gain or loss will be recognized to Dragon Fund on the receipt of assets of Emerging Tigers Fund in exchange for Dragon Fund shares; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of Emerging Tigers Fund on the receipt of Corresponding Shares of Dragon Fund in exchange for their shares of Emerging Tigers Fund; (v) in accordance with Section 362(b) of the Code, the tax basis of the Emerging Tigers Fund assets in the hands of Dragon Fund will be the same as the tax basis of such assets in the hands of Emerging Tigers Fund immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares of Dragon Fund received by the stockholders of Emerging Tigers Fund in the Reorganization will be equal, in the aggregate, to the tax basis of the shares of Emerging Tigers Fund surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a stockholder's holding period for the Corresponding Shares of Dragon Fund will be determined by including the period for which such stockholder held the shares of Emerging Tigers Fund exchanged therefor, provided, that such Emerging Tigers Fund shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, Dragon Fund's holding period with respect to the Emerging Tigers Fund assets transferred will include the period for which such assets were held by Emerging Tigers Fund; and (ix) the taxable year of Emerging Tigers Fund will end on the effective date of the Reorganization and pursuant to
     Section 381(a) of the Code and regulations thereunder, Dragon Fund will succeed to and take into account certain tax attributes of Emerging Tigers Fund, such as earnings and profits, capital loss carryovers and method of accounting.

          (g) That all proceedings taken by Dragon Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Emerging Tigers Fund.

          (h) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Dragon Fund, be contemplated by the Commission.

          (i) That Emerging Tigers Fund shall have received from Deloitte & Touche LLP a letter dated within the three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to Emerging Tigers Fund, to the effect that (i) they are independent public accountants with respect to Dragon Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of Dragon Fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; and (iii) on the basis of limited procedures agreed upon by Emerging Tigers Fund and Dragon Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Dragon Fund included in the N-14 Registration Statement, and inquiries of certain officials of Dragon Fund responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by Emerging Tigers Fund and Dragon Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Dragon Fund appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of Dragon Fund or from schedules prepared by officials of Dragon Fund having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

          (j) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Dragon Fund or would prohibit the Reorganization.

          (k) That Emerging Tigers Fund shall have received from the Commission such orders or interpretations as Brown & Wood LLP, as counsel to Emerging Tigers Fund, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

9. Dragon Fund Conditions.

     The obligations of Dragon Fund hereunder shall be subject to the following conditions:

          (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Directors of Emerging Tigers Fund and by the affirmative vote of the holders of a majority of the shares of common stock of Emerging Tigers Fund issued and outstanding and entitled to vote thereon, voting together as a single class; and that Emerging Tigers Fund shall have delivered to Dragon Fund a copy of the resolution approving this Agreement adopted by Emerging Tigers Fund's Board of Directors, and a certificate setting forth the vote Emerging Tigers Fund stockholders obtained, each certified by the Secretary of Emerging Tigers Fund.

          (b) That Emerging Tigers Fund shall have furnished to Dragon Fund a statement of Emerging Tigers Fund's assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on Emerging Tigers Fund's behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by Emerging Tigers Fund's President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Emerging Tigers Fund since the date of Emerging Tigers Fund's most recent annual or semi-annual report to stockholders, other than changes in the Investments since the date of such report or changes in the market value of the Investments.

          (c) That Emerging Tigers Fund shall have furnished to Dragon Fund a certificate signed by Emerging Tigers Fund's President (or any Vice President) and its Treasurer, dated the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of Emerging Tigers Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and Emerging Tigers Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

          (d) That Emerging Tigers Fund shall have delivered to Dragon Fund a letter from Deloitte & Touche LLP, dated the Exchange Date, stating that such firm has performed a limited review of the Federal, state and local income tax returns of Emerging Tigers Fund for the period ended November 30, 1999, (which returns originally were prepared and filed by Emerging Tigers Fund), and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the Federal, state and local income taxes of Emerging Tigers Fund for the period covered thereby; and that for the period from December 1, 1999, to and including the Exchange Date and for any taxable year of Emerging Tigers Fund ending upon the liquidation of Emerging Tigers Fund, such firm has performed a limited review to ascertain the amount of applicable Federal, state and local taxes, and has determined that either such amount has been paid or reserves have been established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of Federal, state and local taxes for the period from December 1, 1999, to and including the Exchange Date and for any taxable year of Emerging Tigers Fund ending upon the liquidation of Emerging Tigers Fund or that Emerging Tigers Fund would not continue to qualify as a RIC for Federal income tax purposes for the tax years in question.

          (e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

          (f) That Dragon Fund shall have received an opinion of Brown & Wood LLP, as counsel to both Dragon Fund and Emerging Tigers Fund, in form and substance satisfactory to Dragon Fund and dated the Exchange Date, with respect to the matters specified in Section 8(e) of this Agreement and such other matters as Dragon Fund reasonably may deem necessary or desirable.

          (g) That Dragon Fund shall have received a private letter ruling from the Internal Revenue Service or an opinion of Brown & Wood LLP with respect to the matters specified in Section 8(f) of this Agreement.

          (h) That Dragon Fund shall have received from Deloitte & Touche LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to Dragon Fund, to the effect that (i) they are independent public accountants with respect to Emerging Tigers Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of Emerging Tigers Fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by Emerging Tigers Fund and Dragon Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Emerging Tigers Fund included in the N-14 Registration Statement, and inquiries of certain officials of Emerging Tigers Fund responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by Dragon Fund and Emerging Tigers Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Emerging Tigers Fund appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of Emerging Tigers Fund or from schedules prepared by officials of Emerging Tigers Fund having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

          (i) That the Investments to be transferred to Dragon Fund shall not include any assets or liabilities which Dragon Fund, by reason of charter limitations or otherwise, may not properly acquire or assume.

          (j) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Emerging Tigers Fund, be contemplated by the Commission.

          (k) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Emerging Tigers Fund or would prohibit the Reorganization.

          (l) That Dragon Fund shall have received from the Commission such orders or interpretations as Brown & Wood LLP, as counsel to Dragon Fund, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

          (m) That all proceedings taken by Emerging Tigers Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Dragon Fund.

          (n) That prior to the Exchange Date, Emerging Tigers Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its investment company taxable income to and including the Exchange Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Exchange Date.

10. Termination, Postponement and Waivers.

     (a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of Emerging Tigers
Fund) prior to the Exchange Date, or the Exchange Date may be postponed, (i) by mutual consent of the Boards of Directors of Emerging Tigers Fund and Dragon Fund; (ii) by the Board of Directors of Emerging Tigers Fund if any condition of Emerging Tigers Fund's obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of Dragon Fund if any condition of Dragon Fund's obligations set forth in
Section 9 of this Agreement has not been fulfilled or waived by such Board.

     (b) If the transactions contemplated by this Agreement have not been consummated by December 31, 2000, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Directors of Emerging Tigers Fund and Dragon Fund.

     (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either Emerging Tigers Fund or Dragon Fund or persons who are their directors, trustees, officers, agents or stockholders in respect of this Agreement.

     (d) At any time prior to the Exchange Date, any of the terms or conditions of this Agreement may be waived by the Board of Directors of either Emerging Tigers Fund or Dragon Fund, respectively (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the stockholders of their respective fund, on behalf of which such action is taken. In addition, the Boards of Directors of Emerging Tigers Fund and Dragon Fund have delegated to MLAM the ability to make non-material changes to the transaction if it deems it to be in the best interests of Emerging Tigers Fund and Dragon Fund to do so.

     (e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither Emerging Tigers Fund nor Dragon Fund nor any of their officers, directors or trustees, agents or stockholders shall have any liability with respect to such representations or warranties after the Exchange Date. This provision shall not protect any officer, director or trustee, agent or stockholder of Emerging Tigers Fund or Dragon Fund against any liability to the entity for which that officer, director or trustee, agent or stockholder so acts or to its stockholders, to which that officer, director or trustee, agent or stockholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

     (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Exchange Date and shall impose any terms or conditions which are determined by action of the Boards of Directors of Emerging Tigers Fund and Dragon Fund to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the stockholders of Emerging Tigers Fund unless such terms and conditions shall result in a change in the method of computing the number of shares of Dragon Fund to be issued to Emerging Tigers Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the stockholders of Emerging Tigers Fund prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless Emerging Tigers Fund promptly shall call a special meeting of stockholders at which such conditions so imposed shall be submitted for approval.

11. Indemnification.

     (a) Emerging Tigers Fund hereby agrees to indemnify and hold Dragon Fund harmless from all loss, liability and expense (including reasonable counsel fees and expenses in connection with the contest of any claim) which Dragon Fund may incur or sustain by reason of the fact that (i) Dragon Fund shall be required to pay any corporate obligation of Emerging Tigers Fund, whether consisting of tax deficiencies or otherwise, based upon a claim or claims against Emerging Tigers Fund which were omitted or not fairly reflected in the financial statements to be delivered to Dragon Fund in connection with the Reorganization; (ii) any representations or warranties made by Emerging Tigers Fund in this Agreement should prove to be false or erroneous in any material respect; (iii) any covenant of Emerging Tigers Fund has been breached in any material respect; or
(iv) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (b) the Proxy Statement and Prospectus delivered to the stockholders of Emerging Tigers Fund and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished to Emerging Tigers Fund by Dragon Fund.

     (b) Dragon Fund hereby agrees to indemnify and hold Emerging Tigers Fund harmless from all loss, liability and expenses (including reasonable counsel fees and expenses in connection with the contest of any claim) which Emerging Tigers Fund may incur or sustain by reason of the fact that (i) any representations or warranties made by Dragon Fund in this Agreement should prove false or erroneous in any material respect, (ii) any covenant of Dragon Fund has been breached in any material respect, or (iii) any claim is made alleging that
(a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, not misleading or (b) the Proxy Statement and Prospectus delivered to stockholders of

Emerging Tigers Fund and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished to Dragon Fund by Emerging Tigers Fund.

     (c) In the event that any claim is made against Dragon Fund in respect of which indemnity may be sought by Dragon Fund from Emerging Tigers Fund under
Section 11(a) of this Agreement, or in the event that any claim is made against Emerging Tigers Fund in respect of which indemnity may be sought by Emerging Tigers Fund from Dragon Fund under Section 11(b) of this Agreement, then the party seeking indemnification (the "Indemnified Party"), with reasonable promptness and before payment of such claim, shall give written notice of such claim to the other party (the "Indemnifying Party"). If no objection as to the validity of the claim is made in writing to the Indemnified Party by the Indemnifying Party within thirty (30) days after the giving of notice hereunder, then the Indemnified Party may pay such claim and shall be entitled to reimbursement therefor, pursuant to this Agreement. If, prior to the termination of such thirty-day period, objection in writing as to the validity of such claim is made to the Indemnified Party, the Indemnified Party shall withhold payment thereof until the validity of such claim is established (i) to the satisfaction of the Indemnifying Party, or (ii) by a final determination of a court of competent jurisdiction, whereupon the Indemnified Party may pay such claim and shall be entitled to reimbursement thereof, pursuant to this Agreement, or (iii) with respect to any tax claims, within seven (7) calendar days following the earlier of (A) an agreement between Emerging Tigers Fund and Dragon Fund that an indemnity amount is payable, (B) an assessment of a tax by a taxing authority, or (C) a "determination" as defined in Section 1313(a) of the Code. For purposes of this Section 11, the term "assessment" shall have the same meaning as used in Chapter 63 of the Code and Treasury Regulations thereunder, or any comparable provision under the laws of the appropriate taxing authority. In the event of any objection by the Indemnifying Party, the Indemnifying Party promptly shall investigate the claim, and if it is not satisfied with the validity thereof, the Indemnifying Party shall conduct the defense against such claim. All costs and expenses incurred by the Indemnifying Party in connection with such investigation and defense of such claim shall be borne by it. These indemnification provisions are in addition to, and not in limitation of, any other rights the parties may have under applicable law.

12. Other Matters.

     (a) Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), Dragon Fund will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

        THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MERRILL LYNCH DRAGON FUND, INC., (OR ITS STATUTORY SUCCESSOR) OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to Dragon Fund's transfer agent with respect to such shares. Emerging Tigers Fund will provide Dragon Fund on the Exchange Date with the name of any Emerging Tigers Fund stockholder who is to the knowledge of Emerging Tigers Fund an affiliate of Emerging Tigers Fund on such date.

     (b) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

     (c) Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be made by hand delivery, prepaid certified mail or overnight service, addressed to Emerging Tigers Fund or Dragon Fund, in either case at 800 Scudders Mill Road, Plainsboro, New Jersey 08536,
Attn: Terry K. Glenn, President.

     (d) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

     (e) Copies of the Articles of Incorporation, as amended, of Emerging Tigers Fund and Dragon Fund are on file with the Department of Assessments and Taxation of the State of Maryland and notice is hereby given that this instrument is executed on behalf of the Directors of each Fund.

     This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

                                         MERRILL LYNCH DRAGON FUND, INC.

                                         By:       /s/ TERRY K. GLENN
                                           -------------------------------------
                                                (Terry K. Glenn, President)

Attest:

/s/ PHILLIP S. GILLESPIE
---------------------------------------------------
(Phillip S. Gillespie, Secretary)

                                         MERRILL LYNCH EMERGING
                                           TIGERS FUND, INC.

                                         By:      /s/ DONALD C. BURKE
                                           -------------------------------------
                                           (Donald C. Burke, Vice President and
                                                         Treasurer)

Attest:

/s/ PHILLIP S. GILLESPIE
---------------------------------------------------
(Phillip S. Gillespie, Secretary)

                            ------------------------


                      STATEMENT OF ADDITIONAL INFORMATION

                            ------------------------

                    MERRILL LYNCH EMERGING TIGERS FUND, INC.

                        MERRILL LYNCH DRAGON FUND, INC.
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011
                                 (609) 282-2800


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement and Prospectus of Merrill Lynch Emerging Tigers Fund, Inc. ("Emerging Tigers Fund") and Merrill Lynch Dragon Fund, Inc. ("Dragon Fund"), dated March 22, 2000, (the "Proxy Statement and Prospectus"), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling Dragon Fund at 1-800-456-4587, ext. 123, or by writing to Dragon Fund at the address listed above. This Statement of Additional Information has been incorporated by reference into the Proxy Statement and Prospectus.



     Further information relating to Dragon Fund is incorporated by reference herein from its Statement of Additional Information, dated March 22, 2000 (the "Dragon Fund Statement of Additional Information"). The Dragon Fund Statement of Additional Information accompanies this Statement of Additional Information.



     The Commission maintains a web site (http://www.sec.gov) that contains the Dragon Fund Prospectus, dated March 22, 2000, the Dragon Fund Statement of Additional Information, the Emerging Tigers Fund Prospectus, dated April 1, 1999, the Emerging Tigers Fund Statement of Additional Information, dated April 1, 1999, other material incorporated herein by reference and other information relating to Emerging Tigers Fund and Dragon Fund.



     The date of this Statement of Additional Information is March 22, 2000.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
General Information.........................................    2
Financial Statements........................................    2
  Pro Forma Combined Schedules of Investments (unaudited)...  F-1
  Pro Forma Combined Statements of Assets and Liabilities
     (unaudited)............................................  F-5
  Pro Forma Combined Statements of Operations (unaudited)...  F-7


                              GENERAL INFORMATION


     The stockholders of Emerging Tigers Fund are being asked to approve the acquisition of substantially all of the assets of Emerging Tigers Fund, and the assumption of substantially all of the liabilities of Emerging Tigers Fund, by Dragon Fund in exchange solely for an equal aggregate value of shares of Dragon Fund (the "Reorganization"). Dragon Fund is a non-diversified, open-end management investment company organized as a corporation under the laws of the State of Maryland. A Special Meeting of Stockholders of Emerging Tigers Fund to consider the Reorganization will be held at 800 Scudders Mill Road, Plainsboro, New Jersey, on April 26, 2000, at 11:45 a.m., Eastern time.


     For detailed information about the Reorganization, stockholders of Emerging Tigers Fund should refer to the Proxy Statement and Prospectus. For further information relating to Dragon Fund, stockholders should refer to the Dragon Fund Statement of Additional Information, which accompanies this Statement of Additional Information and is incorporated by reference herein.

                              FINANCIAL STATEMENTS

     Pro forma financial statements reflecting consummation of the Reorganization are included herein.

DRAGON FUND


     Audited financial statements and accompanying notes for the fiscal year ended December 31, 1999 of Dragon Fund and the independent auditors' report thereon, dated February 16, 2000, are incorporated herein by reference from the Annual Report to Shareholders of Dragon Fund, as of December 31, 1999.


EMERGING TIGERS FUND


     Audited financial statements and accompanying notes for the fiscal year ended November 30, 1999 of Emerging Tigers Fund and the independent auditors' report thereon, dated January 13, 2000, are incorporated herein by reference from the Annual Report to Shareholders of Emerging Tigers Fund, as of November 30, 1999.

      COMBINED SCHEDULE OF INVESTMENTS FOR MERRILL LYNCH DRAGON FUND, INC.


                  AND MERRILL LYNCH EMERGING TIGERS FUND, INC.


                      AS OF DECEMBER 31, 1999 (UNAUDITED)



-----------------------------------------------------------------------------------------------------------------------------
                                                                                                    EMERGING
                                    SHARES HELD/                                      DRAGON         TIGERS        COMBINED
  COUNTRIES        INDUSTRIES       FACE AMOUNT        LONG-TERM INVESTMENTS          FUND++         FUND++         FUND++
-----------------------------------------------------------------------------------------------------------------------------
China          Computer Systems        1,850,000   Founder Hong Kong Limited       $  1,466,615   $    794,417   $  2,261,032
               --------------------------------------------------------------------------------------------------------------
               Electronics             1,716,000   +Great Wall Technology Co. 'H'     1,075,518        602,290      1,677,808
                                       3,728,000   Legend Holdings Limited            6,191,303      3,041,168      9,232,471
                                                                                   ------------   ------------   ------------
                                                                                      7,266,821      3,643,458     10,910,279
               --------------------------------------------------------------------------------------------------------------
               Telecommunications      2,244,327   +China Telecom (Hong Kong)
                                                     Limited                         10,524,868      3,478,716     14,003,584
                                          85,300   +China Telecom (Hong Kong)
                                                     Limited (ADR)(a)                10,966,381             --     10,966,381
                                       1,249,000   +Pacific Century CyberWorks
                                                     Limited                          2,147,980        752,374      2,900,354
                                                                                   ------------   ------------   ------------
                                                                                     23,639,229      4,231,090     27,870,319
               --------------------------------------------------------------------------------------------------------------
                                                   TOTAL LONG-TERM INVESTMENTS IN
                                                     CHINA                           32,372,665      8,668,965     41,041,630
-----------------------------------------------------------------------------------------------------------------------------
Hong Kong      Banking                   403,000   Dah Sing Financial Group           1,607,230             --      1,607,230
                                         346,000   Dao Heng Bank Group Ltd.           1,784,974             --      1,784,974
                                       1,020,977   HSBC Holdings PLC                 14,317,058             --     14,317,058
                                         383,000   Standard Chartered PLC             5,941,273             --      5,941,273
                                                                                   ------------   ------------   ------------
                                                                                     23,650,535             --     23,650,535
               --------------------------------------------------------------------------------------------------------------
               Conglomerates           1,729,000   Hutchison Whampoa Limited         25,135,340             --     25,135,340
               --------------------------------------------------------------------------------------------------------------
               Electronics               852,000   Johnson Electric Holdings
                                                     Limited                          5,469,548             --      5,469,548
               --------------------------------------------------------------------------------------------------------------
               Publishing &              647,000   Television Broadcasts Ltd.         4,411,553             --      4,411,553
               Broadcasting
               --------------------------------------------------------------------------------------------------------------
               Real Estate             1,748,000   Cheung Kong (Holdings) Ltd.       22,150,778             --     22,150,778
               --------------------------------------------------------------------------------------------------------------
               Retail                  2,800,000   Giordano International Limited     2,881,770             --      2,881,770
               --------------------------------------------------------------------------------------------------------------
               Telecommunications      2,000,000   +CCT Telecom Holdings Limited      1,492,345             --      1,492,345
                                         469,738   Cable & Wireless HKT Ltd.         13,681,119             --     13,681,119
                                         983,000   City Telecom (HK) Ltd.               954,799             --        954,799
                                         441,000   SmarTone Telecommunications
                                                     Holdings Limited                 2,127,557             --      2,127,557
                                                                                   ------------   ------------   ------------
                                                                                     18,255,820             --     18,255,820
               --------------------------------------------------------------------------------------------------------------
                                                   TOTAL LONG-TERM INVESTMENTS IN
                                                     HONG KONG                      101,955,344             --    101,955,344
-----------------------------------------------------------------------------------------------------------------------------
India          Banking                   555,255   Corporation Bank                     682,228        734,956      1,417,184
                                         374,702   +Corporation Bank                    956,356             --        956,356
                                         167,510   +Housing Development Finance
                                                     Corporation Ltd. (HDFC)                 --      1,101,583      1,101,583
                                         151,650   State Bank of India                       --        783,705        783,705
                                                                                   ------------   ------------   ------------
                                                                                      1,638,584      2,620,244      4,258,828
               --------------------------------------------------------------------------------------------------------------
               Computer Software          61,590   NIIT Limited                       3,247,699      1,447,742      4,695,441
                                           7,210   NIIT Limited (New Shares)             60,990        488,680        549,670
                                         105,151   +Satyam Computer Services
                                                     Limited                          4,377,320        939,467      5,316,787
                                           6,619   Satyam Computer Services
                                                     Limited (New Shares)               334,679             --        334,679
                                                                                   ------------   ------------   ------------
                                                                                      8,020,688      2,875,889     10,896,577
               --------------------------------------------------------------------------------------------------------------
               Electrical &              100,000   +Bharat Heavy Electricals Ltd.            --        482,870        482,870
               Electronics
               --------------------------------------------------------------------------------------------------------------
               Financial Services        230,550   +ICICI Ltd. (ADR)(a)               2,358,750        840,131      3,198,881
               --------------------------------------------------------------------------------------------------------------
               Internet Software          35,480   +Satyam Infoway Limited
                                                     (ADR)(a)                         4,498,200        930,240      5,428,440
               --------------------------------------------------------------------------------------------------------------
               Oil & Gas                 186,400   Gas Authority of India Ltd.(c)     1,051,200        626,400      1,677,600
               --------------------------------------------------------------------------------------------------------------
               Oil Services                5,800   Hindustan Petroleum
                                                     Corporation Ltd.                        --         24,406         24,406
                                          85,550   +Hindustan Petroleum
                                                     Corporation Ltd.                        --        359,983        359,983
                                                                                   ------------   ------------   ------------
                                                                                             --        384,389        384,389
               --------------------------------------------------------------------------------------------------------------
               Pharmaceuticals            42,780   +Ranbaxy Laboratories Limited             --        907,931        907,931
               --------------------------------------------------------------------------------------------------------------

      COMBINED SCHEDULE OF INVESTMENTS FOR MERRILL LYNCH DRAGON FUND, INC.
                  AND MERRILL LYNCH EMERGING TIGERS FUND, INC.
                AS OF DECEMBER 31, 1999 (UNAUDITED) (CONTINUED)


-----------------------------------------------------------------------------------------------------------------------------
                                                                                                    EMERGING
                                    SHARES HELD/                                      DRAGON         TIGERS        COMBINED
  COUNTRIES        INDUSTRIES       FACE AMOUNT        LONG-TERM INVESTMENTS          FUND++         FUND++         FUND++
-----------------------------------------------------------------------------------------------------------------------------
               Telecommunications        229,700   Videsh Sanchar Nigam Ltd.
                                                     (GDR)(b)                      $  4,852,710   $    729,000   $  5,581,710
               --------------------------------------------------------------------------------------------------------------
                                                   TOTAL LONG-TERM INVESTMENTS IN
                                                     INDIA                           22,420,132     10,397,094     32,817,226
-----------------------------------------------------------------------------------------------------------------------------
Indonesia      Food                    1,970,000   +PT Indofood Sukses Makmur Tbk     1,999,642        471,685      2,471,327
               --------------------------------------------------------------------------------------------------------------
               Retail -- Stores        2,300,000   +PT Matahari Putra Prima Tbk              --        387,455        387,455
               --------------------------------------------------------------------------------------------------------------
               Tobacco                    61,500   PT Gudang Garam Tbk                       --        165,763        165,763
                                         924,500   +PT Hanjaya Mandala Sampoerna
                                                     Tbk                              2,199,258        156,726      2,355,984
                                                                                   ------------   ------------   ------------
                                                                                      2,199,258        322,489      2,521,747
               --------------------------------------------------------------------------------------------------------------
                                                   TOTAL LONG-TERM INVESTMENTS IN
                                                     INDONESIA                        4,198,900      1,181,629      5,380,529
-----------------------------------------------------------------------------------------------------------------------------
Malaysia       Banking                   270,000   Malayan Banking Berhad                    --        959,210        959,210
                                       1,450,000   Public Bank Berhad 'Foreign'         821,179        682,242      1,503,421
                                                                                   ------------   ------------   ------------
                                                                                        821,179      1,641,452      2,462,631
               --------------------------------------------------------------------------------------------------------------
               Building &                 43,000   IJM Corporation Bhd                       --         34,853         34,853
               Construction
               --------------------------------------------------------------------------------------------------------------
               Consumer Products         139,500   Amway (Malaysia) Holdings
                                                     Berhad                                  --        361,599        361,599
               --------------------------------------------------------------------------------------------------------------
               Leisure                   191,000   Genting Berhad                            --        678,553        678,553
                                         207,000   Resorts World Berhad                      --        593,763        593,763
                                                                                   ------------   ------------   ------------
                                                                                             --      1,272,316      1,272,316
               --------------------------------------------------------------------------------------------------------------
               Publishing &              243,000   Star Publications (Malaysia)              --        684,237        684,237
               Broadcasting
               --------------------------------------------------------------------------------------------------------------
               Telecommunications        190,000   Telekom Malaysia Berhad                   --        735,000        735,000
               --------------------------------------------------------------------------------------------------------------
               Tobacco                   102,400   British American Tobacco
                                                     Berhad                                  --        781,474        781,474
               --------------------------------------------------------------------------------------------------------------
                                                   TOTAL LONG-TERM INVESTMENTS IN
                                                     MALAYSIA                           821,179      5,510,931      6,332,110
-----------------------------------------------------------------------------------------------------------------------------
Philippines    Banking                   163,144   Metropolitan Bank & Trust
                                                     Company                            899,173        277,736      1,176,909
               --------------------------------------------------------------------------------------------------------------
               Beverages                 165,000   San Miguel Corporation 'B'                --        233,955        233,955
               --------------------------------------------------------------------------------------------------------------
               Publishing &              776,000   +ABS-CBN Broadcasting
               Broadcasting                          Corporation                        853,234        111,940        965,174
               --------------------------------------------------------------------------------------------------------------
               Retail                  2,543,346   SM Prime Holdings, Inc.                   --        480,832        480,832
               --------------------------------------------------------------------------------------------------------------
               Telecommunications        187,480   Philippine Long Distance
                                                     Telephone Company (ADR)(a)       3,324,420      1,526,625      4,851,045
               --------------------------------------------------------------------------------------------------------------
               Utilities -- Electric      144,956  Manila Electric Company 'B'               --        414,675        414,675
               & Gas
               --------------------------------------------------------------------------------------------------------------
                                                   TOTAL LONG-TERM INVESTMENTS IN
                                                     THE PHILIPPINES                  5,076,827      3,045,763      8,122,590
-----------------------------------------------------------------------------------------------------------------------------
Singapore      Airlines                  884,000   Singapore Airlines Limited         8,354,595      1,680,000     10,034,595
               --------------------------------------------------------------------------------------------------------------
               Banking                   771,862   DBS Group Holdings Limited        10,646,508      2,009,247     12,655,755
                                         901,299   Overseas Union Bank Ltd.           4,417,693        860,184      5,277,877
                                                                                   ------------   ------------   ------------
                                                                                     15,064,201      2,869,431     17,933,632
               --------------------------------------------------------------------------------------------------------------
               Electrical                  8,134   Clipsal Industries Ltd.                   --          8,989          8,989
               Equipment
               --------------------------------------------------------------------------------------------------------------
               Electronics               535,465   Datacraft Asia Limited             3,846,245        598,115      4,444,360
                                         905,000   NatSteel Electronics Ltd.          4,201,802        581,381      4,783,183
                                         357,000   Venture Manufacturing
                                                     (Singapore) Ltd.                 4,095,315             --      4,095,315
                                                                                   ------------   ------------   ------------
                                                                                     12,143,362      1,179,496     13,322,858
               --------------------------------------------------------------------------------------------------------------
               Engineering             2,891,000   Singapore Technologies
                                                     Engineering Ltd.                 3,765,405        714,342      4,479,747
               --------------------------------------------------------------------------------------------------------------
               Publishing &              564,334   Singapore Press Holdings Ltd.     10,230,220      2,005,490     12,235,710
               Broadcasting
               --------------------------------------------------------------------------------------------------------------
               Real Estate               810,000   City Developments Limited          4,116,667        626,577      4,743,244
               --------------------------------------------------------------------------------------------------------------

      COMBINED SCHEDULE OF INVESTMENTS FOR MERRILL LYNCH DRAGON FUND, INC.


                  AND MERRILL LYNCH EMERGING TIGERS FUND, INC.


                AS OF DECEMBER 31, 1999 (UNAUDITED) (CONTINUED)



-----------------------------------------------------------------------------------------------------------------------------
                                                                                                    EMERGING
                                    SHARES HELD/                                      DRAGON         TIGERS        COMBINED
  COUNTRIES        INDUSTRIES       FACE AMOUNT        LONG-TERM INVESTMENTS          FUND++         FUND++         FUND++
-----------------------------------------------------------------------------------------------------------------------------
               Semiconductors             82,600   +Chartered Semiconductor
                                                     Manufacturing Limited
                                                     (ADR)(a)                      $  5,191,200   $    756,000   $  5,947,200
               --------------------------------------------------------------------------------------------------------------
               Telecommunications      1,820,000   Singapore Telecommunications,
                                                     Ltd.                             2,892,492        867,748      3,760,240
               --------------------------------------------------------------------------------------------------------------
                                                   TOTAL LONG-TERM INVESTMENTS IN
                                                     SINGAPORE                       61,758,142     10,708,073     72,466,215
-----------------------------------------------------------------------------------------------------------------------------
South Korea    Banking                   263,699   Kookmin Bank                       3,571,903        563,640      4,135,543
                                          97,180   +Korea Technology Banking
                                                     Company                            835,515        106,317        941,832
                                         418,700   Shinhan Bank                       3,886,475        650,979      4,537,454
                                                                                   ------------   ------------   ------------
                                                                                      8,293,893      1,320,936      9,614,829
               --------------------------------------------------------------------------------------------------------------
               Electronics               212,550   Hyundai Electronics Industries
                                                     Co                               4,273,875        239,301      4,513,176
                                          69,970   Samsung Electronics               15,425,656        972,599     16,398,255
                               US   $  4,315,000   Samsung Electronics Co.
                                                     (Regulation S), 0%* due
                                                     12/31/2007                       7,409,738        777,975      8,187,713
                                                                                   ------------   ------------   ------------
                                                                                     27,109,269      1,989,875     29,099,144
               --------------------------------------------------------------------------------------------------------------
               Food                       62,350   Cheil Jedang Corp.                 6,896,256        300,088      7,196,344
               --------------------------------------------------------------------------------------------------------------
               Industrials               102,630   Haansoft Inc.                      4,222,830        533,415      4,756,245
               --------------------------------------------------------------------------------------------------------------
               Internet                   11,800   +Korea Thrunet Co., Ltd.
                                                     (Class A)                          704,600         94,850        799,450
               --------------------------------------------------------------------------------------------------------------
               Medical Equipment         141,000   Medison Company                    1,796,441        259,551      2,055,992
               --------------------------------------------------------------------------------------------------------------
               Steel                     102,880   Pohang Iron & Steel Company
                                                     Ltd. (ADR)(a)                    3,252,550        348,250      3,600,800
               --------------------------------------------------------------------------------------------------------------
               Telecommunications         80,860   +Hanaro Telecom Incorporated       1,399,911             --      1,399,911
                                         266,500   +Korea Telecom Corporation
                                                     (ADR)(a)                        18,866,900      1,053,975     19,920,875
                                           7,830   SK Telecom Co. Ltd.               26,643,260      1,434,361     28,077,621
                                         136,360   Sungmi Telecom Electronics
                                                     Company                          1,687,329        210,899      1,898,228
                                                                                   ------------   ------------   ------------
                                                                                     48,597,400      2,699,235     51,296,635
               --------------------------------------------------------------------------------------------------------------
               Utilities -- Electric      147,520  Korea Electric Power
               & Gas                                 Corporation                      4,074,206        500,863      4,575,069
                                         293,750   Korea Electric Power
                                                     Corporation (ADR)(a)             4,493,187        427,125      4,920,312
                                                                                   ------------   ------------   ------------
                                                                                      8,567,393        927,988      9,495,381
               --------------------------------------------------------------------------------------------------------------
                                                   TOTAL LONG-TERM INVESTMENTS IN
                                                     SOUTH KOREA                    109,440,632      8,474,188    117,914,820
-----------------------------------------------------------------------------------------------------------------------------
Taiwan         Banking                 5,704,163   Bank Sinopac                       3,362,875             --      3,362,875
                                       1,915,000   +China Development Industrial
                                                     Bank Inc.                        3,051,307             --      3,051,307
                                       4,267,000   +Chinatrust Commercial Bank        4,963,209             --      4,963,209
                                       2,926,000   United World Chinese
                                                     Commercial Bank                  3,533,952             --      3,533,952
                                                                                   ------------   ------------   ------------
                                                                                     14,911,343             --     14,911,343
               --------------------------------------------------------------------------------------------------------------
               Computers                 841,000   +Acer Inc.                         2,532,648             --      2,532,648
                                         368,000   Asustek Computer Inc.              3,881,708             --      3,881,708
                                                                                   ------------   ------------   ------------
                                                                                      6,414,356             --      6,414,356
               --------------------------------------------------------------------------------------------------------------
               Electronics             1,127,640   +Advanced Semiconductor
                                                     Engineering Inc.                 4,024,719             --      4,024,719
                                         545,900   +Hitron Techonology Inc.           3,200,943             --      3,200,943
                                         774,200   +Hon Hai Precision Industry        5,773,193             --      5,773,193
                                         411,500   Synnex Technology
                                                     International Corporation        2,701,370             --      2,701,370
                                          93,105   Synnex Technology
                                                     International Corporation
                                                     (GDR)(b)                         2,402,109             --      2,402,109
                                       2,214,638   +Taiwan Semiconductor
                                                     Manufacturing Company           11,785,995             --     11,785,995

      COMBINED SCHEDULE OF INVESTMENTS FOR MERRILL LYNCH DRAGON FUND, INC.


                  AND MERRILL LYNCH EMERGING TIGERS FUND, INC.


                AS OF DECEMBER 31, 1999 (UNAUDITED) (CONCLUDED)



-----------------------------------------------------------------------------------------------------------------------------
                                                                                                    EMERGING
                                    SHARES HELD/                                      DRAGON         TIGERS        COMBINED
  COUNTRIES        INDUSTRIES       FACE AMOUNT        LONG-TERM INVESTMENTS          FUND++         FUND++         FUND++
-----------------------------------------------------------------------------------------------------------------------------
                                       2,242,500   +United Microelectronics
                                                     Corporation, Ltd.             $  8,003,824             --   $  8,003,824
                                                                                   ------------   ------------   ------------
                                                                                     37,892,153             --     37,892,153
               --------------------------------------------------------------------------------------------------------------
               Plastics                1,215,000   Nan Ya Plastic Corporation         2,671,606             --      2,671,606
               --------------------------------------------------------------------------------------------------------------
               Retail                    552,480   President Chain Store Corp.        2,438,447             --      2,438,447
               --------------------------------------------------------------------------------------------------------------
               Textiles                3,697,300   Far Eastern Textile Ltd.           8,836,759             --      8,836,759
               --------------------------------------------------------------------------------------------------------------
                                                   TOTAL LONG-TERM INVESTMENTS IN
                                                     TAIWAN                          73,164,664             --     73,164,664
-----------------------------------------------------------------------------------------------------------------------------
Thailand       Banking                 2,850,000   +Siam Commercial Bank Public
                                                     Company Limited 'Foreign'        3,087,906   $    404,369      3,492,275
                                       2,809,000   +Thai Farmers Bank Public
                                                     Company Limited 'Foreign'        4,034,417        679,675      4,714,092
                                                                                   ------------   ------------   ------------
                                                                                      7,122,323      1,084,044      8,206,367
               --------------------------------------------------------------------------------------------------------------
               Oil & Gas                 317,253   +PTT Exploration and
                                                     Production Public Company
                                                     Limited 'Foreign'                1,495,183        465,465      1,960,648
               --------------------------------------------------------------------------------------------------------------
               Telecommunications        265,062   +Advanced Info Service Public
                                                     Company Limited 'Foreign'        3,267,780      1,194,638      4,462,418
                                         379,000   +TelecomAsiaCorporation Public
                                                     Company Limited 'Foreign'               --        494,699        494,699
                                                                                   ------------   ------------   ------------
                                                                                      3,267,780      1,689,337      4,957,117
               --------------------------------------------------------------------------------------------------------------
               Utilities --            1,143,500   Electricity Generating Public
               Electric & Gas                        Company Limited 'Foreign'        1,424,044             --      1,424,044
               --------------------------------------------------------------------------------------------------------------
                                                   TOTAL LONG-TERM INVESTMENTS IN
                                                     THAILAND                        13,309,330      3,238,846     16,548,176
-----------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL LONG-TERM INVESTMENTS
                                                     (COST -- $290,192,515)         424,517,815     51,225,489    475,743,304
-----------------------------------------------------------------------------------------------------------------------------
                                                   SHORT-TERM INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------
United States  Commercial Paper**   US$4,025,000   General Motors Acceptance
                                                     Corp., 5% due 1/03/2000          3,182,116        841,766      4,023,882
               --------------------------------------------------------------------------------------------------------------
                                                   TOTAL SHORT-TERM INVESTMENTS
                                                     (COST -- $4,023,882)             3,182,116        841,766      4,023,882
-----------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost -- $294,216,397)                                            427,699,931     52,067,255    479,767,186
Other Assets Less Liabilities                                                         4,632,833      1,969,892      6,516,725
                                                                                   ------------   ------------   ------------
Net Assets                                                                         $432,332,764   $ 54,037,147   $486,283,911
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------


  +  Non-income producing security.
 ++  Value as described in the Combined Notes to the Financial
     Statements.
(a)  American Depositary Receipts (ADR).
(b)  Global Depositary Receipts (GDR).
(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
  * Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
 ** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

                       See Notes to Financial Statements.

             PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
                      FOR MERRILL LYNCH DRAGON FUND, INC.,

                  AND MERRILL LYNCH EMERGING TIGERS FUND, INC.


                      AS OF DECEMBER 31, 1999 (UNAUDITED)



     The following unaudited pro forma Combined Statement of Assets and Liabilities has been derived from the Statements of Assets and Liabilities of the respective Funds at December 31, 1999 and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred at December 31, 1999. The pro forma Combined Statement of Assets and Liabilities is presented for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated at December 31, 1999. The pro forma Combined Statement of Assets and Liabilities should be read in conjunction with the financial statements and related notes from the audited financial statements of Merrill Lynch Dragon Fund, Inc. included in its Annual Report to Shareholders for the fiscal year ended December 31, 1999, which is incorporated herein by reference, and the financial statements and related notes from the audited financial statements of Merrill Lynch Emerging Tigers Fund, Inc. included in its Annual Report to Shareholders for the fiscal year ended November 30, 1999, which is incorporated herein by reference.



                                                             EMERGING
                                            DRAGON            TIGERS
                                             FUND              FUND         ADJUSTMENTS     COMBINED FUND
                                         -------------     ------------     -----------     -------------
ASSETS:
Investments, at value*.................  $ 427,699,931     $ 52,067,255                     $ 479,767,186
Cash...................................        695,801              380                           696,181
Foreign cash...........................      4,339,602        2,009,929                         6,349,531
Receivables:
  Capital shares sold..................      1,393,180          192,227                         1,585,407
  Securities sold......................      4,980,180        1,295,500                         6,275,680
  Dividends............................        517,949           59,293                           577,242
Prepaid registrations fees and other
  assets...............................         69,721           37,798                           107,519
                                         -------------     ------------      ---------      -------------
Total assets...........................    439,696,364       55,662,382                       495,358,746
                                         -------------     ------------      ---------      -------------
LIABILITIES:
Payables:
  Securities purchased.................      4,731,780          860,328                         5,592,108
  Capital shares redeemed..............      1,394,390          438,516                         1,832,906
  Distributor..........................        259,727            9,357                           269,084
  Investment adviser...................        382,674           48,290                           430,964
Accrued expenses and other
  liabilities..........................        595,029          268,744      $  86,000(1)         949,773
                                         -------------     ------------      ---------      -------------
Total liabilities......................      7,363,600        1,625,235         86,000          9,074,835
                                         -------------     ------------      ---------      -------------
NET ASSETS:
Net Assets.............................  $ 432,332,764     $ 54,037,147      $ (86,000)     $ 486,283,911
                                         =============     ============      =========      =============
NET ASSETS CONSIST OF:
Class A Common Stock, $.10 par value,
  100,000,000 shares authorized for
  Dragon Fund, Emerging Tigers Fund and
  the Combined Fund....................  $     262,290     $    405,098      $ (94,129)     $     573,259
Class B Common Stock, $.10 par value,
  200,000,000 shares authorized for
  Dragon Fund and the Combined Fund;
  150,000,000 shares authorized for
  Emerging Tigers Fund.................      2,207,764           88,089        (19,560)         2,276,293

                                                             EMERGING
                                            DRAGON            TIGERS
                                             FUND              FUND         ADJUSTMENTS     COMBINED FUND
                                         -------------     ------------     -----------     -------------
Class C Common Stock, $.10 par value,
  100,000,000 shares authorized for
  Dragon Fund and the Combined Fund;
  50,000,000 shares authorized for
  Emerging Tigers Fund.................        212,903           24,710         (5,173)           232,440
Class D Common Stock, $.10 par value,
  100,000,000 shares authorized for
  Dragon Fund, Emerging Tigers Fund and
  the Combined Fund....................        717,742           24,220         (5,659)           736,303
Paid-in capital in excess of par.......    417,009,059       88,497,687        (38,521)       505,545,267
Accumulated investment loss -- net.....             --          (40,253)                          (40,253)
Accumulated realized capital losses on
  investments and foreign currency
  transactions -- net..................   (146,329,037)     (50,489,139)                     (196,818,176)
Accumulated distributions in excess of
  investment income -- net.............       (446,121)              --                          (446,121)
Accumulated distributions in excess of
  realized capital gains on investments
  and foreign currency
  transactions -- net..................    (11,169,131)              --                       (11,169,131)
Unrealized appreciation on investments
  and foreign currency
  transactions -- net..................    169,867,295       15,526,735                       185,394,030
                                         -------------     ------------      ---------      -------------
NET ASSETS.............................  $ 432,332,764     $ 54,037,147      $ (86,000)     $ 486,283,911
                                         =============     ============      =========      =============
NET ASSET VALUE:
Class A:
  Net assets...........................  $  34,210,973     $ 40,557,138      $ (64,547)     $  74,703,564
                                         =============     ============      =========      =============
  Shares outstanding...................      2,622,901        4,050,983       (941,294)         5,732,590
                                         =============     ============      =========      =============
  Net Asset Value......................  $       13.04     $      10.01             --      $       13.03
                                         =============     ============      =========      =============
Class B:
  Net assets...........................  $ 278,333,586     $  8,638,028      $ (13,747)     $ 286,957,867
                                         =============     ============      =========      =============
  Shares outstanding...................     22,077,635          880,889       (195,598)        22,762,926
                                         =============     ============      =========      =============
  Net Asset Value......................  $       12.61     $       9.81                     $       12.61
                                         =============     ============      =========      =============
Class C:
  Net Assets...........................  $  26,435,642     $  2,426,464      $  (3,862)     $  28,858,244
                                         =============     ============      =========      =============
  Shares outstanding...................      2,129,026          247,104        (51,729)         2,324,401
                                         =============     ============      =========      =============
  Net Asset Value......................  $       12.42     $       9.82                     $       12.42
                                         =============     ============      =========      =============
Class D:
  Net Assets...........................  $  93,352,563     $  2,415,517      $  (3,844)     $  95,764,236
                                         =============     ============      =========      =============
  Shares outstanding...................      7,177,419          242,201        (56,594)         7,363,026
                                         =============     ============      =========      =============
  Net Asset Value......................  $       13.01     $       9.97                     $       13.01
                                         =============     ============      =========      =============
---------------------------------------------------------------------------------------------------------
* Identified Cost......................  $ 257,807,770     $ 36,408,627             --      $ 294,216,397
                                         =============     ============      =========      =============


--------------------------------------------------------------------------------

(1) Reflects the charge for estimated Reorganization expenses of $86,000 attributable to Emerging Tigers Fund. Dragon Fund's estimated Reorganization expenses of $52,000 will be paid by Merrill Lynch Asset Management, L.P.


                       See Notes to Financial Statements.

                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      FOR MERRILL LYNCH DRAGON FUND, INC.,

                  AND MERRILL LYNCH EMERGING TIGERS FUND, INC.


              FOR THE PERIOD JANUARY 1, 1999 TO DECEMBER 31, 1999


                                  (UNAUDITED)



     The following unaudited Pro Forma Combined Statement of Operations has been derived from the Statements of Operations of Merrill Lynch Dragon Fund, Inc. and Merrill Lynch Emerging Tigers Fund, Inc. for the period January 1, 1999 to December 31, 1999, and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred on January 1, 1999. The Pro Forma Statement of Operations is presented for informational purposes only and does not purport to be indicative of the results of operations that actually would have resulted if the Reorganization had been consummated on January 1, 1999 nor which may result from future operations. The Pro Forma Combined Statement of Operations should be read in conjunction with the financial statements and related notes from the audited financial statements of Merrill Lynch Dragon Fund, Inc. included in its Annual Report to Shareholders for the fiscal year ended December 31, 1999, which is incorporated herein by reference, and the financial statements and related notes from the audited financial statements of Merrill Lynch Emerging Tigers Fund, Inc. included in its Annual Report to Shareholders for the fiscal year ended November 30, 1999, which is incorporated herein by reference.



                                                                EMERGING
                                                   DRAGON        TIGERS                         COMBINED
                                                    FUND          FUND       ADJUSTMENTS        FUND(2)
                                                ------------   -----------   -----------      ------------
INVESTMENT INCOME:
  Dividends**.................................  $  4,870,853   $   663,166                    $  5,534,019
  Interest and discount earned***.............       807,090       119,314                         926,404
                                                ------------   -----------    ---------       ------------
  Total income................................     5,677,943       782,480                       6,460,423
                                                ------------   -----------    ---------       ------------
EXPENSES:
  Investment advisory fees....................     3,247,707       441,946                       3,689,653
  Account maintenance and distribution fees --
    Class B...................................     2,146,865        66,536                       2,213,401
  Custodian fees..............................       591,456       153,680                         745,136
  Transfer agent fees -- Class B..............       554,759        19,829                         574,588
  Account maintenance and distribution fees --
    Class C...................................       189,397        21,226                         210,623
  Printing and shareholder reports............       129,891        64,141    $ (35,000)(1)        159,032
  Account maintenance fees -- Class D.........       173,968         4,607                         178,575
  Accounting services.........................        79,377        88,297      (61,474)(1)        106,200
  Professional fees...........................        95,526        67,253      (67,253)(1)         95,526
  Transfer agent fees -- Class D..............       141,930         4,953                         146,883
  Transfer agent fees -- Class A..............        40,961        90,831                         131,792
  Registration fees...........................        74,214        55,234                         129,448
  Directors' fees and expenses................        45,037        43,518      (43,518)(1)         45,037
  Transfer agent fees -- Class C..............        47,519         6,509                          54,028
  Pricing fees................................         7,741         5,468       (2,300)(1)         10,909
  Amortization of organization expense........            --         1,621       (1,621)                --
  Other.......................................        11,810         4,715                          16,525
                                                ------------   -----------    ---------       ------------
  Total expenses..............................     7,578,158     1,140,364     (211,166)         8,507,356
                                                ------------   -----------    ---------       ------------
  Investment loss -- net......................    (1,900,215)     (357,884)     211,166         (2,046,933)
                                                ------------   -----------    ---------       ------------

                                                                EMERGING
                                                   DRAGON        TIGERS                         COMBINED
                                                    FUND          FUND       ADJUSTMENTS        FUND(2)
                                                ------------   -----------   -----------      ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS & FOREIGN CURRENCY
  TRANSACTIONS -- NET:
  Realized gain (loss) from:
    Investments -- net........................    19,174,069    (6,375,221)                     12,798,848
    Foreign currency transactions -- net......      (829,429)      118,393                        (711,036)
  Change in unrealized
    appreciation/depreciation on:
    Investments -- net........................   181,582,539    27,880,773                     209,463,312
    Foreign currency transactions -- net......        17,963      (125,497)                       (107,534)
                                                ------------   -----------    ---------       ------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS..................................  $198,044,927   $21,140,564    $ 211,166       $219,396,657
                                                ============   ===========    =========       ============
----------------------------------------------------------------------------------------------------------
 ** Net foreign withholding tax on
   dividends..................................  $    307,009   $    13,588           --       $    320,597
                                                ============   ===========    =========       ============
*** Net foreign withholding tax on interest...            --            --           --                 --
                                                ============   ===========    =========       ============


--------------------------------------------------------------------------------
(1) Reflects the anticipated savings as a result of the Reorganization through fewer audits and consolidation of printing, accounting and other services.


(2) This Pro Forma Combined Statement of Operations excludes non-recurring aggregate estimated Reorganization expenses of $138,000.


                       See Notes to Financial Statements.

                        MERRILL LYNCH DRAGON FUND, INC.


                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES:

     Merrill Lynch Dragon Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(sm) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

     (a) Valuation of investments -- Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and other assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

     (b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

     - Forward foreign exchange contracts -- The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

     - Foreign currency options and futures -- The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

     - Options -- The Fund is authorized to write put and covered call options and purchase put and call options. When the Fund sells an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

     When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

     Written and purchased options are non-income producing investments.

     - Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts as a hedge against adverse changes in the interest rate. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price at a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

     (d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

     (e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

     (f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

     (g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

     The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

     MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.00%, on an annual basis, of the average daily value of the Fund's net assets.

     Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                                    ACCOUNT MAINTENANCE FEE   DISTRIBUTION FEE
                                                    -----------------------   ----------------
Class B...........................................            .25%                  .75%
Class C...........................................            .25%                  .75%
Class D...........................................            .25%                   --

     Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.


     For the period January 1, 1999 to December 31, 1999, MLFD earned underwriting discounts and direct commissions, and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:



                             MERRILL LYNCH DRAGON FUND, INC.   MERRILL LYNCH EMERGING TIGERS FUND, INC.
                             -------------------------------   ----------------------------------------
Class A:
  MLFD.....................              $    82                                $1,926
  MLPF&S...................              $ 1,407                                $4,667
Class D:
  MLFD.....................              $ 6,901                                $  532
  MLPF&S...................              $94,249                                $8,258


     For the period January 1, 1999 to December 31, 1999, MLPF&S received contingent deferred sales charges relating to transactions in Class B and Class C Shares, as follows:


                             MERRILL LYNCH DRAGON FUND, INC.   MERRILL LYNCH EMERGING TIGERS FUND, INC.
                             -------------------------------   ----------------------------------------
Class B....................             $469,559                               $28,604
Class C....................             $ 16,435                               $ 2,191



     Furthermore, for Dragon Fund, for the period January 1, 1999 to December 31, 1999, MLPF&S received contingent deferred sales charges of $77,179 and $77,490 relating to transactions subject to front-end sales charge waivers in Class A and Class D Shares, respectively, for Dragon Fund.


     In addition, MLPF&S received $329,875 from Dragon Fund and $110,655 from Emerging Tigers Fund in commissions on the execution of portfolio security transactions for the Fund for the period January 1, 1999 to December 31, 1999.

     Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

     Accounting services are provided to the Fund by MLAM at cost.

     Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

                                     PART C

                               OTHER INFORMATION

ITEM 15.  INDEMNIFICATION.

     Reference is made to Article VI of the Registrant's Articles of Incorporation, Article VI of the Registrant's By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements.

     Insofar as the conditional advancing of indemnification moneys for actions based on the Investment Company Act of 1940, as amended (the "1940 Act") may be concerned, Article VI of the Registrant's By-Laws provides that such payments will be made only on the following conditions: (i) advances may be made only on receipt of a written affirmation of such person's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to repay any such advance if it is ultimately determined that the standard of conduct has not been met; and (ii) (a) such promise must be secured by a security for the undertaking in form and amount acceptable to the Registrant, (b) the Registrant is insured against losses arising by receipt by the advance, or (c) a majority of a quorum of the Registrant's disinterested non-party Directors, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that at the time the advance is proposed to be made, there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

     In Section 9 of the Class A, Class B, Class C and Class D Shares Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

     Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 16.  EXHIBITS.

 (1)(a)  --   Articles of Incorporation of the Registrant, dated February
              13, 1992.(a)
 (1)(b)  --   Articles of Amendment to the Articles of Incorporation of
              the Registrant, dated October 17, 1994.(a)
 (1)(c)  --   Articles Supplementary to the Articles of Incorporation of
              the Registrant, dated October 17, 1994.(a)
 (1)(d)  --   Articles Supplementary to the Articles of Incorporation of
              the Registrant, dated September 1, 1995.(b)
 (2)     --   By-Laws of the Registrant.(b)
 (3)     --   Not applicable.
 (4)     --   Form of Agreement and Plan of Reorganization between the
              Registrant and Merrill Lynch Emerging Tigers Fund, Inc.(c)

 (5)          --      Copies of instruments defining the rights of stockholders, including the relevant portions of the
                      Articles of Incorporation of the Registrant, as amended and supplemented, and the By-Laws of the
                      Registrant.(d)
 (6)(a)       --      Form of Management Agreement between the Registrant and Merrill Lynch Asset Management, L.P.
                      ("MLAM").(b)
 (6)(b)       --      Supplement to Management Agreement between the Registrant and MLAM, dated January 3, 1994(e)
 (6)(c)       --      Sub-Advisory Agreement between Merrill Lynch Asset Management, L.P. and Merrill Lynch Asset Management
                      U.K. Limited.(f)
 (7)(a)       --      Form of Class A Shares Distribution Agreement between the Registrant and Merrill Lynch Funds
                      Distributor, Inc. (now known as Princeton Funds Distributor, Inc.) (the "Distributor")(a)
 (7)(b)       --      Form of Class B Shares Distribution Agreement between the Registrant and the Distributor.(a)
 (7)(c)       --      Letter Agreement between the Registrant and the Distributor, with respect to the Merrill Lynch Mutual
                      Fund Adviser Program.(e)
 (7)(d)       --      Form of Class C Shares Distribution Agreement between the Registrant and the Distributor.(a)
 (7)(e)       --      Form of Class D Shares Distribution Agreement between the Registrant and the Distributor.(a)
 (8)          --      None.
 (9)          --      Form of Custody Agreement between the Registrant and Brown Brothers Harriman & Co.(a)
(10)(a)       --      Form of Class B Shares Distribution Plan and Class B Shares Distribution Plan Sub-Agreement of the
                      Registrant.(a)
(10)(b)       --      Form of Class C Shares Distribution Plan and Class C Shares Distribution Plan Sub-Agreement of the
                      Registrant.(a)
(10)(c)       --      Form of Class D Shares Distribution Plan and Class D Shares Distribution Plan Sub-Agreement of the
                      Registrant.(a)
(10)(d)       --      Merrill Lynch Select Pricing(SM) System Plan pursuant to Rule l8f-3 under the Investment Company Act of
                      1940, as amended.(g)
(11)          --      Opinion and Consent of Brown & Wood LLP, counsel for the Registrant.
(12)          --      Private Letter Ruling from the Internal Revenue Service.(j)
(13)          --      Not applicable.
(14)(a)       --      Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
(14)(b)       --      Consent of Deloitte & Touche LLP, independent auditors for Merrill Lynch Emerging Tigers Fund, Inc.
(15)          --      Not applicable.
(16)          --      Power of Attorney.(h)
(17)(a)       --      Prospectus, dated March 22, 2000, and Statement of Additional Information, dated March 22, 2000, of the Registrant.

(17)(b)  --   Annual Report to Shareholders of the Registrant, as of
              December 31, 1999.
(17)(c)  --   Annual Report to Shareholders of Merrill Lynch Emerging
              Tigers Fund, Inc., as of November 30, 1999.
(17)(d)  --   Form of Proxy Card(i)


---------------

(a) Filed on April 27, 1995, as an Exhibit to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No. 333-46216) under the Securities Act of 1933, as amended (the "Registration Statement").

(b) Filed on April 26, 1996, as an Exhibit to Post-Effective Amendment No. 6 to the Registration Statement.

(c) Included as Exhibit I to the Proxy Statement and Prospectus contained in this Registration Statement.

(d) Reference is made to Article II (Sections 3, 4 and 5), Article IV (Sections 1, 2, 3, 4, 5, 6, 7, 8, 9 and 10), Article V (Sections 2, 3, 4, 5 and 6),
    Article VI, Article VII and Article IX of the Registrant's Articles of Incorporation filed as Exhibit (1)(a) to the Registration Statement; the Articles of Amendment to the Articles of Incorporation filed as Exhibit
    (1)(b) to the Registration Statement; the Articles Supplementary to the Articles of Incorporation filed as Exhibits (1)(c) and (1)(d) to the Registration Statement; and Article II (Sections 1, 2, 3, 4, 5, 6, 7, 8, 9, 10 and 11), Article III (Sections 1, 3, 5, 6 and 17), Article VI, Article VII (Sections 1, 2, 3, 4, 5, 6 and 7), Article XII, Article XIII and Article XIV of the Registrant's By-Laws filed as Exhibit (2) to the Registration Statement.

(e) Filed on April 28, 1994, as an Exhibit to Post-Effective Amendment No. 3 to the Registration Statement.

(f) Filed on April 28, 1997, as an Exhibit to Post-Effective Amendment No. 7 to the Registration Statement.

(g) Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A under the Securities Act of 1933, as amended, filed on January 25, 1996, relating to shares of Merrill Lynch New York Municipal Bond Fund series of Merrill Lynch Multi-State Municipal Series Trust (File No. 2-99473).


(h) Included on the signature page of the Registrant's Registration Statement on Form N-14 (File No. 333-95885) under the Securities Act of 1933, as amended (the "N-14 Registration Statement") filed on February 1, 2000 and incorporated herein by reference.



(i) Filed on February 1, 2000, as an Exhibit to the N-14 Registration Statement.



(j) To be filed by post-effective amendment.


ITEM 17.  UNDERTAKINGS.

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The Registrant undertakes to file, by post-effective amendment, either a copy of the Internal Revenue Service private letter ruling applied for or an opinion of counsel as to certain tax matters, within a reasonable time after receipt of such ruling or opinion.

                                   SIGNATURES


     As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the Township of Plainsboro and State of New Jersey, on the 22nd day of March, 2000.


                                          MERRILL LYNCH DRAGON FUND, INC.
                                                       (Registrant)


                                                  /s/ DONALD C. BURKE

                                          --------------------------------------

                                           (Donald C. Burke, Vice President and
                                                        Treasurer)



     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                   SIGNATURE                                    TITLE                        DATE
                   ---------                                    -----                        ----

                TERRY K. GLENN*                   President (Principal Executive
------------------------------------------------    Officer) and Director
                (Terry K. Glenn)

                DONALD C. BURKE*                  Vice President and Treasurer
------------------------------------------------    (Principal Financial and
               (Donald C. Burke)                    Accounting Officer)

               CHARLES C. REILLY*                 Director
------------------------------------------------
              (Charles C. Reilly)

                RICHARD R. WEST*                  Director
------------------------------------------------
               (Richard R. West)

                 ARTHUR ZEIKEL*                   Director
------------------------------------------------
                (Arthur Zeikel)

               EDWARD D. ZINBARG*                 Director
------------------------------------------------
              (Edward D. Zinbarg)

           * By: /s/ DONALD C. BURKE                                                   March 22, 2000
------------------------------------------------
      (Donald C. Burke, Attorney-in-Fact)

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                                 DESCRIPTION
-------                                -----------
  11       --  Opinion and Consent of Brown & Wood LLP, Counsel for the
               Registrant.
  14(a)    --  Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
  14(b)    --  Consent of Deloitte & Touche LLP, independent auditors for
               Merrill Lynch Emerging Tigers Fund, Inc.
  17(a)    --  Prospectus, dated March 22, 2000, and Statement of
               Additional Information, dated March 22, 2000, of the
               Registrant.
  17(b)    --  Annual Report to Shareholders of the Registrant, as of
               December 31, 1999.
  17(c)    --  Annual Report to Shareholders of Merrill Lynch Emerging
               Tigers Fund, Inc., as of November 30, 1999.